PROSPECTUS

$300,000,000

Common Stock
Preferred Stock
Debt Securities

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about the Company.

To learn more about the Company, you may want to look at the Statement of Additional Information dated April 10, 2002 (known as the “SAI”). For a free copy of the SAI, contact us at:

Allied Capital Corporation 1919 Pennsylvania Avenue, N.W. Washington, DC 20006 1-888-818-5298

The Company has filed the SAI with the U.S. Securities and Exchange Commission and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 75 of this prospectus.

The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of April 10, 2002, the last reported sales price on the New York Stock Exchange for the common stock was $27.27.

We may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, or debt securities in one or more offerings. All shares of common stock, preferred stock, and debt securities that are offered under this prospectus are collectively referred to herein as the “Securities.”

The Securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private businesses in a variety of industries throughout the United States. No assurances can be given that we will continue to achieve our objective.

You should review the information including the risk of leverage, set forth under “Risk Factors” on page 8 of this prospectus before investing in the Securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of Securities unless accompanied by a prospectus supplement.

April 10, 2002

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, the “Company”, “ACC”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

THE COMPANY (Page 13)

      We are a business development company and provide long-term debt and equity investment capital to support the expansion of growing businesses in a variety of industries in diverse geographic locations throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of companies nationwide. Our investment and lending activity is focused in two areas:

•	private finance, and

•	commercial real estate finance, or the investment in non-investment grade commercial mortgage-backed securities (“CMBS”).

Our investment portfolio includes:

•	long-term unsecured loans with equity features,

•	equity investments in growing companies, which may or may not constitute a controlling equity interest,

•	non-investment grade commercial mortgage-backed securities, and

•	commercial mortgage loans.

      We identify loans and investments through our numerous relationships with:

•	mezzanine and private equity investors,

•	investment banks, and

•	other intermediaries, including professional services firms.

In order to increase our sourcing and origination activities, we have two regional offices in New York and Chicago. We centralize our credit approval process and service our loans through an experienced staff of professionals at our headquarters in Washington, DC.

      We have an advantageous tax structure, as compared to operating companies, that allows for the “pass-through” of income to our shareholders through dividends without the imposition of a corporate level of taxation. See “Tax Status.”

      We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in growing businesses in a variety of industries throughout the United States. As a BDC, we are required to meet regulatory tests, the most significant relating to our investments and borrowings. A BDC is required to invest at least 70% of its assets in private or thinly traded public, U.S.-based companies. A BDC must maintain a coverage ratio of assets to senior securities of at least 200%. See “Business — Certain Government Regulations.”

      We are quoted on the New York Stock Exchange and trade under the symbol “ALD.”

THE OFFERING (Page 72)

      We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of offering.

      Securities may be offered at prices and on terms described in one or more supplements to this prospectus. In the case of the offering of our common stock, the offering price per share less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement between our agents and us or among our underwriters or the basis upon which such amount may be calculated.

      We may not sell Securities without delivering a prospectus supplement describing the method and terms of the offering of our Securities.

USE OF PROCEEDS (Page 13)

      Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investments in growing businesses or CMBS, repayment of indebtedness, acquisitions and other general corporate purposes.

DISTRIBUTIONS (Page 14)

      We pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by the Board of Directors. Other types of Securities will likely pay distributions in accordance with their terms.

DIVIDEND REINVESTMENT PLAN (Page 67)

      We have adopted an “opt out” dividend reinvestment plan (“DRIP plan”) for our common stockholders. Under the DRIP plan, if your shares of common stock are registered in your name, your dividends will be automatically reinvested in additional shares of our common stock unless you “opt out” of the DRIP plan. After May 1, 2002, our DRIP plan will convert to an “opt-in” plan.

PRINCIPAL RISK FACTORS (Page 8)

      Investment in Securities involves certain risks relating to our structure and our investment objective that you should consider before purchasing Securities.

      As a BDC, our consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as we do.

      We borrow funds to make investments in private businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our securities.

      Also, we are subject to certain risks associated with investing in non-investment grade CMBS, valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. In addition, the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 69)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)(1)	—%

Dividend reinvestment plan fees(2)	None

Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)

Operating expenses(4)	3.3%

Interest payments on borrowed funds(5)	4.8%

Total annual expenses(6)	8.1%

(1) In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2) The expenses of the Company’s DRIP plan are included in “Operating expenses.” The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan.”

(3) “Consolidated net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities and preferred stock) at December 31, 2001.

(4) “Operating expenses” represent the operating expenses of the Company for the year ended December 31, 2001 excluding interest on indebtedness. This percentage for the year ended December 31, 2000 was 3.4%.

(5) The “Interest payments on borrowed funds” represents the interest expenses of the Company for the year ended December 31, 2001. The Company had outstanding borrowings of $1,020.8 million at December 31, 2001. This percentage for the year ended December 31, 2000 was 5.6%. See “Risk Factors.”

(6) “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, “Total annual expenses” for the Company would be 4.5% of consolidated total assets.

Example

     The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$82	$247	$413	$837

     Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan.”

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA

      You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 has been derived from audited financial statements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 15 for more information.

	Year Ended December 31,

(In thousands,	2001	2000	1999	1998	1997
except per share data)
Operating Data:

Interest and related portfolio income:

Interest and dividends	$240,464	$182,307	$121,112	$80,281	$86,882

Premiums from loan dispositions	2,504	16,138	14,284	5,949	7,277

Post-merger gain on securitization of commercial mortgage loans	—	—	—	14,812	—

Fees and other income	46,142	13,144	5,744	5,696	3,246

Total interest and related portfolio income	289,110	211,589	141,140	106,738	97,405

Expenses:

Interest	65,104	57,412	34,860	20,694	26,952

Employee	29,656	26,025	22,889	18,878	10,258

Administrative	15,299	15,435	12,350	11,921	8,970

Merger	—	—	—	—	5,159

Total operating expenses	110,059	98,872	70,099	51,493	51,339

Net operating income before net realized and unrealized gains	179,051	112,717	71,041	55,245	46,066

Net realized and unrealized gains:

Net realized gains	661	15,523	25,391	22,541	10,704

Net unrealized gains	20,603	14,861	2,138	1,079	7,209

Total net realized and unrealized gains	21,264	30,384	27,529	23,620	17,913

Income before minority interests and income taxes	200,315	143,101	98,570	78,865	63,979

Minority interests	—	—	—	—	1,231

Income tax benefit (expense)	412	—	—	(787)	(1,444)

Net increase in net assets resulting from operations	$200,727	$143,101	$98,570	$78,078	$61,304

Per Share:

Diluted net operating income per common share(1)	$1.92	$1.53	$1.18	$1.06	$1.04

Diluted earnings per common share	$2.16	$1.94	$1.64	$1.50	$1.24

Dividends per common share(2)	$2.01	$1.82	$1.60	$1.43	$1.71

Weighted average common shares outstanding – diluted(3)	93,003	73,472	60,044	51,974	49,251

	At December 31,

(in thousands,	2001	2000	1999	1998	1997
except per share data)

Balance Sheet Data:

Portfolio at value	$2,329,590	$1,788,001	$1,228,497	$807,119	$703,331

Portfolio at cost	2,286,602	1,765,895	1,222,901	803,479	697,030

Total assets	2,460,713	1,853,817	1,290,038	856,079	807,775

Total debt outstanding(4)	1,020,806	786,648	592,850	334,350	347,663

Preferred stock issued to SBA(4)	7,000	7,000	7,000	7,000	7,000

Shareholders’ equity	1,352,123	1,029,692	667,513	491,358	420,060

Shareholders’ equity per common share (NAV)	$13.57	$12.11	$10.20	$8.79	$8.07

Common shares outstanding at period end(3)	99,607	85,057	65,414	55,919	52,047

	Year Ended December 31,

	2001	2000	1999	1998	1997

Other Data:

Investments funded	$680,329	$901,545	$751,871	$524,530	$364,942

Repayments	74,461	111,031	139,561	138,081	233,005

Sales	129,980	280,244	198,368	81,013	53,912

Realized gains	10,107	28,604	31,536	25,757	15,804

Realized losses	(9,446)	(13,081)	(6,145)	(3,216)	(5,100)

(1)	Diluted net operating income per common share for the year ended December 31, 1997 excludes merger-related expenses.

(2)	Distributions are based on taxable income, which differs from income for financial reporting purposes. Dividends for 1997 exclude certain merger-related dividends of $0.51 per common share.

(3)	Excludes 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at or for the years ended December 31, 2000, 1999, and 1998, respectively.

(4)	See “Senior Securities” on page 30 for more information regarding the Company’s level of indebtedness.

	2001				2000

	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
(in thousands, except per share data)

	(unaudited)				(unaudited)

Quarterly Data:

Total interest and related portfolio income	$82,666	$72,634	$68,739	$65,071	$61,735	$55,992	$49,965	$43,897

Net operating income before net realized and unrealized gains	53,016	44,189	42,118	39,728	34,725	30,719	24,700	22,573

Net increase in net assets resulting from operations	42,890	59,703	46,106	52,028	42,281	36,449	34,790	29,581

Diluted net operating income per share	$0.53	$0.47	$0.46	$0.46	$0.43	$0.40	$0.35	$0.34

Diluted earnings per common share	0.43	0.63	0.51	0.60	0.52	0.48	0.50	0.45

Dividends declared per common share	0.51	0.51	0.50	0.49	0.46	0.46	0.45	0.45

Net asset value per common share(1)	13.57	13.42	12.79	12.26	12.11	11.56	10.96	10.44

(1)	We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common shares held in the Company’s deferred compensation trust.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Commission at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the Commission. You can inspect, without charge, at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, DC 20549. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including the Company. You can also obtain copies of these materials from the public reference section of the Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in the Company involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making investments in the Securities.

      Investing in Private Companies Involves a High Degree of Risk. Our portfolio consists primarily of long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      Our Portfolio of Investments is Illiquid. We acquire most of our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to restrictions on resale or otherwise have no established trading market. The illiquidity of our investments may adversely affect our ability to dispose of loans and securities at times when it may be advantageous for us to liquidate such investments. In addition, if we were required to liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments.

      Our Portfolio Investments Are Recorded at Fair Value As Determined in Good Faith by the Board of Directors in Absence of Readily Ascertainable Public Market Values. Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”), the Company values its securities at fair value as determined in good faith by the Company’s Board of Directors on a quarterly basis. Since there is typically no ready market for the investments in our portfolio, our Board of Directors estimates the fair value of these investments pursuant to a written valuation policy and a consistently applied valuation process. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record an unrealized loss for an asset that we believe has become impaired. Without a readily ascertainable market value, the estimated value of our portfolio of investments may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the investments. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ estimate of the current fair value of each investment in our portfolio. Any changes in estimated fair value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).”

      Economic Recessions or Downturns Could Impair Our Portfolio Companies and Harm Our Operating Results. Although our investment strategy focuses on investment in companies in less cyclical industries, some of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event or repay our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of a robust senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on our investments.

      Our Borrowers May Default on Their Payments. We make unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

      Our Private Finance Investments May Not Produce Current Returns or Capital Gains. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants or options. As a result, private finance investments are generally structured to generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our Financial Results Could Be Negatively Affected If BLX Fails to Perform As Expected. Business Loan Express, Inc. (“BLX”) is our largest portfolio investment. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected or if regulations related to the SBA 7(a) Guaranteed Loan Program change. At December 31, 2001, the investment totaled $227.4 million, or 9% of total assets. In addition, as controlling shareholder of BLX, we have provided an unconditional guaranty to BLX’s credit facility lenders in an amount equal to 50% of BLX’s total obligations on its $124.0 million unsecured revolving credit facility. The amount we have guaranteed at December 31, 2001 was $51.4 million. This guaranty can only be called in the event of a default by BLX.

      Investments in Non-Investment Grade Commercial Mortgage-Backed Securities May Be Illiquid and May Have a Higher Risk of Default. The commercial mortgage-backed securities (“CMBS”) in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” The non-investment grade CMBS tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

      We May Not Borrow Money Unless We Maintain Asset Coverage for Indebtedness of At Least 200% Which May Affect Returns to Shareholders. We must maintain asset coverage for a class of senior security representing indebtedness of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of December 31, 2001, our asset coverage for senior indebtedness was 245%.

      We Borrow Money Which Magnifies the Potential for Gain or Loss on Amounts Invested and May Increase the Risk of Investing in Our Company. Although we maintain a conservatively leveraged capital structure, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to the Company’s common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At December 31, 2001, the Company had $1,020.8 million of outstanding indebtedness, bearing a weighted annual interest cost of 7.0%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.9%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2,460.7 million in total assets, (ii) an average cost of funds of 7.0%, (iii) $1,020.8 million in debt outstanding and (iv) $1,352.1 million of shareholders’ equity.

Assumed Return on the Company’s Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-41.7%	-23.5%	-14.4%	-5.3%	3.8%	12.9%	31.1%

      Changes in Interest Rates May Affect Our Cost of Capital and Net Operating Income. Because we borrow money to make investments, our net operating income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our interest income. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our net operating income before net realized and unrealized gains. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. The Company utilizes its short-term credit facilities as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. The Company has analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected NIA by less than 1% over a six month horizon. Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect NIA. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      Because We Must Distribute Income, We Will Continue to Need Additional Capital to Grow. We will continue to need capital to fund incremental growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes net realized long-term capital gains, to our stockholders to maintain our regulated investment company (“RIC”) status. As a result, such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of the Company’s common stock. In addition, as a BDC, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

      Loss of Pass-Through Tax Treatment Would Substantially Reduce Net Assets and Income Available for Dividends. We have operated the Company so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). If we meet source of income, diversification and distribution requirements, the Company qualifies for effective pass-through tax treatment. The Company would cease to qualify for such pass-through tax treatment if it were unable to comply with these requirements. We also could be subject to a 4% excise tax and/or corporate level income tax if we fail to make required distributions as a RIC. If the Company ceased to qualify as a RIC, the Company would become subject to federal income tax, which would substantially reduce our net assets and the amount of income available for distribution to our shareholders.

      We Operate in a Competitive Market for Investment Opportunities. We compete for investments with many other companies and individuals, some of whom have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Changes in the Law or Regulations That Govern the Company Could Have a Material Impact on the Company or Our Operations. We are regulated by the Securities and Exchange Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts (“REITs”), and small business investment companies (“SBICs”) may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on the Company or its operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

      Results May Fluctuate and May Not Be Indicative of Future Performance. The Company’s operating results will fluctuate and, therefore, you should not rely on current period results to be indicative of the Company’s performance in future reporting periods. Factors that could cause operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

THE COMPANY

      Allied Capital is principally engaged in providing long-term debt and equity investment capital to support the expansion of growing businesses. The Company is organized in the State of Maryland and is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a “BDC”) under the 1940 Act.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have two regional offices in New York and Chicago. We also have an office in Frankfurt, Germany.

USE OF PROCEEDS

      Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investment in growing businesses or commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

      We raise equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders of our common stock.

      We anticipate that substantially all of the net proceeds of any offering of Securities will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for the Company’s common stock. On April 10, 2002, the last reported closing sale price of the common stock was $27.27 per share.

	Closing Sale
	Price(1)

	High	Low

Year ended December 31, 2000

First Quarter	$19.69	$16.06

Second Quarter	18.69	16.56

Third Quarter	21.13	17.44

Fourth Quarter	21.38	18.50
Year ending December 31, 2001

First Quarter	$24.44	$20.13

Second Quarter	25.40	19.57

Third Quarter	24.83	21.50

Fourth Quarter	26.00	21.57
Year ending December 31, 2002

First Quarter (through April 10, 2002)	$28.93	$25.84

(1)	Prior to June 6, 2001, the Company’s common stock was traded on the Nasdaq National Market under the symbol “ALLC.” The closing sale prices listed are as reflected on the respective exchanges for the periods presented.

      Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

      We pay quarterly dividends to stockholders of our common stock. The amount of our quarterly dividends is determined by the Board of Directors. The Company’s Board has established a dividend policy to review the dividend rate quarterly and to adjust the quarterly dividend rate as the Company’s earnings momentum builds. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Capital and Dividends” and “Tax Status.” We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.

      Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We have adopted an “opt out” dividend reinvestment plan (“DRIP plan”) for our common stockholders. Under the DRIP plan, if your shares of our common stock are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you “opt out” of the DRIP plan. Beginning on May 1, 2002, our DRIP plan will convert to an “opt-in” plan. Thereafter, any new shares registered in your name to a new account will automatically receive cash dividends, unless you specifically “opt in” to the DRIP plan to reinvest your dividends and receive additional shares of common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and the Company’s Consolidated Financial Statements and Notes thereto.

OVERVIEW

      The Company is a business development company (“BDC”) that provides long-term debt and equity investment capital to support the expansion of growing businesses in a variety of industries and in diverse geographic locations. Our lending and investment activity is focused in private finance and commercial real estate finance, or the investment in non-investment grade commercial mortgage-backed securities (“CMBS”).

PORTFOLIO COMPOSITION

      The Company’s earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gains earned on the Company’s investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. The Company’s ability to generate interest income is dependent on economic, regulatory and competitive factors that influence new investment activity, and the Company’s ability to secure debt and equity capital for its investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio investment activity and yields as of and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	2001	2000	1999
($ in millions)
Portfolio at value	$2,329.6	$1,788.0	$1,228.5

Investments funded	$680.3	$901.5	$751.9

Change in accrued or reinvested interest and dividends	$51.6	$32.2	$12.8

Repayments	$74.5	$111.0	$139.6

Sales	$130.0	$280.2	$198.4

Yield	14.3%	14.1%	13.0%

Private Finance

      The private finance portfolio, investment activity and yields as of and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	2001	2000	1999
($ in millions)
Portfolio at value:

Loans and debt securities	$1,107.9	$966.3	$559.7

Equity interests	487.2	316.2	87.3

Total portfolio	$1,595.1	$1,282.5	$647.0

Investments funded	$287.7	$600.9	$346.7

Change in accrued or reinvested interest and dividends	$48.9	$31.8	$10.1

Repayments	$43.8	$75.7	$83.2

Yield	14.8%	14.6%	14.2%

      Private finance new investment activity across the industry was slow during 2001, largely due to a lack of available senior debt capital. Since equity-focused buyout firms generally need both senior and subordinated debt to leverage new private equity investments, merger and acquisition activity was significantly less than activity in previous years. As a result, the Company’s investment activity for 2001 was also at a slower pace.

      Investments funded during 2001 consisted of a variety of types of private finance transactions, including $117.3 million in new mezzanine investments, $74.6 million in control buyout transactions, $88.9 million of growth, acquisition and other financings, and $6.9 million to fund existing investment commitments. Investments funded during 2000 and 1999 consisted of $480.0 million and $334.6 million in new mezzanine investments, $95.2 million and $0 in control buyout transactions, $15.6 million and $10.3 million of growth, acquisition and other financings, and $10.1 million and $1.8 million to fund existing investment commitments, respectively. The Company funds new investments using cash, through the issuance of its common equity, the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security. From time to time the Company may opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and providing a subsequent growth investment.

      Key investment characteristics for new mezzanine investments were as follows:

	2001	2000	1999

Number of investments	13	34	27

Average investment size (millions)	$9.0	$14.0	$12.4

Weighted average yield	15.8%	14.7%	13.6%

Average portfolio company revenue (millions)	$87.0	$153.5	$86.9

Average portfolio company years in business	44	36	29

      The average investment and portfolio company characteristics above are computed using simple averages based upon underwriting data for investment activity for that year. As a result, any one investment may have had individual investment characteristics that may vary significantly from the stated simple average. In addition, average investment characteristics may vary from year to year.

      The weighted average yield on new mezzanine investments will fluctuate over time depending on the equity “kicker” or warrants received with each debt financing. The yield on new mezzanine investments is computed as the (a) annual stated interest rate earned on new interest-bearing investments divided by (b) total new mezzanine investments. Private finance mezzanine investments are generally structured such that equity kickers may provide an additional future investment return of up to 10%.

      In addition to private finance mezzanine investment activities, the Company may acquire more than 50% of the common stock of a company in a control buyout transaction. Control investments are generally structured such that the Company earns a current return through a combination of interest income on senior loans and subordinated debt, dividends on preferred and common stock, and management or transaction services fees to compensate the Company for the management assistance that is provided to the controlled portfolio company. The Company’s most significant investments acquired through control buyout transactions at December 31, 2001 were SunSource Inc. and Business Loan Express, Inc.

      During 2001, the Company acquired 93.2% of the common equity of SunSource Inc. for $71.5 million in cash. Subsequently, SunSource completed the sale of its STS business unit and distributed $16.5 million in cash to the Company, reducing the Company’s common stock cost basis to $57.2 million at December 31, 2001. As part of the STS sale, the Company invested $3.2 million in the new STS. During the third quarter of 2001, the Company received fees from SunSource of $2.8 million related to transaction assistance for the SunSource sale and STS sale, and $1.6 million for the syndication of SunSource’s senior credit facilities. In addition, the Company realized a gain of $2.5 million from the sale of warrants prior to the buyout transaction. SunSource is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage and other small hardware components to hardware retailers. SunSource’s primary operations are located in Cincinnati, Ohio.

      On December 31, 2000, the Company acquired 94.9% of BLC Financial Services, Inc. in a “going private” buyout transaction for $95.2 million. The Company issued approximately 4.1 million shares, or $86.1 million of new equity, and paid $9.1 million in cash to acquire BLC, which thereafter changed its name to Business Loan Express, Inc. (“BLX”).

      As part of the transaction, the Company recapitalized its Allied Capital Express operations as an independently managed private portfolio company and merged it into BLX. The Company contributed certain assets, including its online rules-based underwriting technology and fixed assets, and transferred 37 employees to the private portfolio company. Upon completion of the transaction, the Company’s investment in BLX totaled $204.1 million and consisted of $74.5 million of subordinated debt, $25.1 million of preferred stock, and $104.5 million of common stock, including capitalized costs.

      At December 31, 2001, BLX had a 3-year $124.0 million revolving credit facility (“BLX Credit Facility”). As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX Credit Facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of BLX on the line of credit. The amount guaranteed by the Company at December 31, 2001 was $51.4 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the BLX Credit Facility at December 31, 2001.

      BLX is the nation’s second largest government guaranteed lender utilizing the Small Business Administration’s 7(a) Guaranteed Loan Program. BLX has offices in 32 cities and is headquartered in New York, NY.

      During the second quarter of 2000, the Company began an initiative to invest in and strategically partner with select private equity funds focused on venture capital investments. The strategy for these fund investments is to provide solid investment returns and build strategic relationships with the fund managers and their portfolio companies. The Company believes that it will have opportunities to co-invest with the funds as well as finance their portfolio companies as they mature.

      The Company believes that the fund investment strategy is an effective means of participating in private equity investing through a diverse pooled investment portfolio. The fund concept allows the Company to participate in a pooled investment return without exposure to the risk of any single investment. Since the beginning of 2000, the Company has committed a total of $44.5 million to eight private equity funds. The Company funded $4.4 million and $7.0 million of these commitments during the years ended December 31, 2001 and 2000, respectively.

Commercial Real Estate Finance

      The commercial real estate finance portfolio, investment activity and yields as of and for the years ended December 31, 2001, 2000 and 1999 were as follows:

	2001	2000	1999
($ in millions)
Portfolio at value:

CMBS	$582.6	$311.3	$277.7

Loans and other	151.9	194.2	242.3

Total portfolio	$734.5	$505.5	$520.0

Investments funded	$392.6	$149.0	$288.7

Change in accrued or reinvested interest	$2.7	$1.1	$2.8

Repayments	$30.7	$24.3	$50.8

Sales	$130.0	$151.7	$86.1

Yield	13.5%	13.1%	12.3%

      During 1998, the Company reduced its commercial mortgage loan origination activity for its own portfolio due to declining interest rates and began to sell its loans to other lenders. Then, beginning in the fourth quarter of 1998, the Company began to take advantage of a unique market opportunity to acquire non-investment grade CMBS at significant discounts from the face amount of the bonds. Turmoil in the capital markets at that time created a lack of liquidity for the traditional buyers of non-investment grade bonds. As a result, yields on these collateralized bonds increased, thus providing an attractive investment opportunity. The Company believes that CMBS is an attractive asset class because of the yields that can be earned on a security that is secured by commercial mortgage loans, and ultimately commercial properties. The Company plans to continue its CMBS investment activity, however, in order to maintain a balanced portfolio, the Company expects that CMBS will continue to represent approximately 20% to 25% of total assets. The Company’s CMBS investment activity level will be dependent upon its ability to invest in CMBS at attractive yields.

      The non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the Company’s most subordinate tranch will bear this loss first. At December 31, 2001, the Company’s CMBS bonds were subordinate to 91% to 97% of the tranches of various CMBS bond issuances.

      Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of principal, the Company invests in these CMBS at an approximate discount of 50% from the face amount of the bonds. During 2001, the Company invested $365.8 million in CMBS bonds with a face value of $661.4 million and a weighted average yield to maturity of 14.0%. In 2001, the Company also purchased $24.6 million in non-investment grade preferred shares related to a collateralized debt obligation issuance secured by CMBS and investment grade REIT bonds. The Company acts as the collateral disposition consultant for this issuance. During 2000 and 1999, the Company invested $124.3 million and $245.9 million in CMBS bonds, with a face amount of $244.6 million and $507.9 million, and a weighted average yield to maturity of 14.7% and 14.6%, respectively.

      The underlying pools of mortgage loans that are collateral for the Company’s new CMBS bond investments for the years ended December 31, 2001, 2000 and 1999 had respective underwritten loan to value (“LTV”) and underwritten debt service coverage ratios (“DSCR”) as follows:

	2001		2000		1999

Loan to Value Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$1,259.7	15%	$577.1	14%	$813.7	11%

60-65%	941.6	11	402.8	10	439.6	6

65-70%	1,140.6	14	648.1	16	1,342.5	17

70-75%	2,400.4	29	1,450.9	36	2,396.0	31

75-80%	2,466.4	30	958.9	23	2,500.8	33

Greater than 80%	119.6	1	36.6	1	150.7	2

Total	$8,328.3	100%	$4,074.4	100%	$7,643.3	100%

Weighted average LTV	69.7%		70.2%		71.1%

	2001		2000		1999

Debt Service Coverage(1)	Amount	Percentage	Amount	Percentage	Amount	Percentage
Ratio Ranges ($ in millions)
Less than 1.25	$1,822.0	22%	$1,232.0	30%	$1,868.2	25%

1.26-1.50	5,008.3	60	2,204.5	54	4,452.9	58

1.51-1.75	855.0	10	341.8	8	893.8	12

1.76-2.00	158.2	2	99.1	3	182.3	2

Greater than 2.00	484.8	6	197.0	5	246.1	3

Total	$8,328.3	100%	$4,074.4	100%	$7,643.3	100%

Weighted average DSCR	1.48		1.35		1.29

(1)	Defined as annual net cash flow before debt service divided by annual debt service payments.

      As a part of the Company’s strategy to maximize its return on equity capital, the Company sold CMBS bonds rated BB+, BB and BB- during 2001 and 2000 totaling $124.5 million and $98.7 million, respectively. These bonds had an effective yield of 10.3% and 11.5%, and were sold for $126.8 million and $102.5 million, respectively, resulting in realized gains on the sales. In addition, in February 2002, the Company completed the sale of $122.6 million of CMBS bonds rated BB+, BB and BB- that were purchased during 2001, 2000 and 1999. The sale of these lower-yielding bonds increased the Company’s overall liquidity.

      The effective yield on the Company’s CMBS portfolio at December 31, 2001, 2000 and 1999 was 14.8%, 15.4% and 14.6%, respectively. The yield on the CMBS portfolio at any point in time will vary depending on the concentration of lower yielding BB+, BB and BB- securities held in the portfolio. At December 31, 2001, 2000 and 1999, the unamortized discount related to the CMBS portfolio was $611.9 million, $364.9 million and $291.5 million, respectively. At December 31, 2001, the CMBS bonds owned by the Company were secured by approximately 3,800 commercial mortgage loans with a total outstanding principal balance of $20.5 billion.

      The Company has been liquidating much of its whole commercial mortgage loan portfolio so that it can redeploy the proceeds into higher yielding assets. For the years ended December 31, 2001, 2000 and 1999, the Company sold $5.5 million, $53.0 million and $86.1 million, respectively, of commercial mortgage loans. At December 31, 2001, the Company’s whole commercial real estate loan portfolio had been reduced to $79.6 million from $106.4 million at December 31, 2000.

Other Assets and Other Liabilities

      Because the Company invests in BB+, BB and BB- CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate, the Company has entered into transactions with a financial institution to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved the Company receiving the proceeds from the sale of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. The Company recorded the proceeds of the sale of the borrowed Treasury securities of $48.5 million as an other asset, and the related obligation to replenish the borrowed Treasury securities of $47.3 million, which represents the fair value of the obligation, as an other liability at December 31, 2001. The Company recorded the difference between the sales proceeds and the related obligation of $1.2 million as unrealized appreciation in 2001.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2001, 2000 and 1999

      The following table summarizes the Company’s operating results for the years ended December 31, 2001, 2000 and 1999:

				Percent				Percent
	2001	2000	Change	Change	2000	1999	Change	Change

	(in thousands, except per share amounts)

Interest and Related Portfolio Income

Interest and dividends	$240,464	$182,307	$58,157	32%	$182,307	$121,112	$61,195	51%

Premiums from loan dispositions	2,504	16,138	(13,634)	(84%)	16,138	14,284	1,854	13%

Fees and other income	46,142	13,144	32,998	251%	13,144	5,744	7,400	129%

Total interest and related portfolio income	289,110	211,589	77,521	37%	211,589	141,140	70,449	50%

Expenses

Interest	65,104	57,412	7,692	13%	57,412	34,860	22,552	65%

Employee	29,656	26,025	3,631	14%	26,025	22,889	3,136	14%

Administrative	15,299	15,435	(136)	(1%)	15,435	12,350	3,085	25%

Total operating expenses	110,059	98,872	11,187	11%	98,872	70,099	28,773	41%

Net operating income before net realized and unrealized gains	179,051	112,717	66,334	59%	112,717	71,041	41,676	59%

Net Realized and Unrealized Gains

Net realized gains	661	15,523	(14,862)	(96%)	15,523	25,391	(9,868)	(39%)

Net unrealized gains	20,603	14,861	5,742	39%	14,861	2,138	12,723	595%

Total net realized and unrealized gains	21,264	30,384	(9,120)	(30%)	30,384	27,529	2,855	10%

Income before income taxes	200,315	143,101	57,214	40%	143,101	98,570	44,531	45%

Income tax benefit	412	—	412	—%	—	—	—	—

Net increase in net assets resulting from operations	$200,727	$143,101	$57,626	40%	$143,101	$98,570	$44,531	45%

Diluted net operating income per share	$1.92	$1.53	$0.39	25%	$1.53	$1.18	$0.35	30%

Diluted earnings per share	$2.16	$1.94	$0.22	11%	$1.94	$1.64	$0.30	18%

Weighted average shares outstanding — diluted	93,003	73,472	19,531	27%	73,472	60,044	13,428	22%

      Net increase in net assets resulting from operations (“NIA”) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses.

      Total interest and related portfolio income includes interest income, premiums from loan dispositions and fees and other income.

      The increase in interest income earned results primarily from continued growth of the Company’s investment portfolio and the Company’s focus on increasing its overall portfolio yield. The Company’s investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 25% to $1,842.4 million at December 31, 2001 from $1,471.8 million at December 31, 2000, and increased by 29% during 2000 from $1,141.2 million at December 31, 1999. The weighted average yield on the interest-bearing investments in the portfolio at December 31, 2001, 2000 and 1999 was as follows:

      Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $0.5 million, $13.3 million and $10.5 million for the years ended December 31, 2001, 2000 and 1999, respectively. This premium income for 2000 and 1999 was higher primarily due to the loan sale activities of Allied Capital Express prior to its merger with BLX.

      Prepayment premiums were $2.0 million, $2.8 million and $3.8 million for the years ended December 31, 2001, 2000 and 1999, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company’s borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, management services to portfolio companies, guaranties and other advisory services. The Company generates fee income for the transaction services and management services that it provides. As a BDC, the Company is required to make significant managerial assistance available to the companies in its investment portfolio.

      Fees and other income for the year ended December 31, 2001 primarily included fees of $15.5 million related to structuring and diligence, fees of $16.6 million related to transaction services provided to portfolio companies, and fees of $13.1 million related to management services provided to portfolio companies, other advisory services and guaranty fees. Fees and other income for the years ended December 31, 2000 and 1999 primarily included structuring and diligence fees of $6.0 million and $0.3 million, respectively, and management services and advisory fees of $3.1 million and $3.2 million, respectively. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Operating expenses include interest, employee and administrative expenses. The Company’s single largest expense is interest on indebtedness. The fluctuations in interest expense during 2001, 2000 and 1999 are attributable to changes in the level of borrowings by the Company and the related interest rate charged thereon. The Company’s borrowing activity and weighted average interest cost, including related fees and expenses, were as follows:

	2001	2000	1999
($ in millions)
Total outstanding debt	$1,020.8	$786.6	$592.9

Average outstanding debt	$847.1	$707.4	$461.5

Weighted average cost	7.0%	8.3%	7.9%

BDC asset coverage*	245%	245%	228%

*	As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The increases in salaries and employee benefits for the periods presented reflect wage increases and the experience level of employees hired. Total employees were 97, 97 and 129 at December 31, 2001, 2000 and 1999, respectively. As part of the recapitalization of Allied Capital Express discussed above, 37 employees of the Company were transferred to BLX at the end of 2000. Expenses related to these employees are reflected in employee expense for the years ended December 31, 2000 and 1999.

      Administrative expenses include the leases for the Company’s headquarters in Washington, DC and its regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees and various other expenses. Administrative expenses for the years ended December 31, 2000 and 1999 included expenses related to Allied Capital Express regional offices. The cost of these regional offices was transferred to BLX at the beginning of 2001. For the years ended December 31, 2001, 2000 and 1999, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized gains was 18%, 19% and 21%, respectively.

      Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and CMBS, offset by losses on investments. Net realized and unrealized gains for the years ended December 31, 2001, 2000 and 1999 were as follows:

	2001	2000	1999
(in millions)
Realized gains	$10.1	$28.6	$31.5

Realized losses	(9.4)	(13.1)	(6.1)

Net realized gains	$0.7	$15.5	$25.4

Net unrealized gains	$20.6	$14.9	$2.1

      Realized gains during 2001 primarily resulted from transactions involving three private finance portfolio companies-FTI Consulting, Inc. ($4.6 million), SunSource Inc. ($2.5 million), and Southwest PCS, LLC ($0.8 million), and the sale of CMBS ($1.7 million). The Company reversed previously recorded unrealized appreciation of $6.5 million when these gains were realized in 2001. Realized gains during 2000 and 1999 resulted primarily from transactions involving eight and six portfolio companies, respectively, and the Company reversed previously recorded unrealized appreciation of $7.5 million and $14.6 million, respectively, when these gains were realized.

      Realized losses in 2001, 2000 and 1999 represented 0.4%, 0.7% and 0.5% of the Company’s total assets, respectively. Realized losses during 2001 resulted primarily from three private finance portfolio investments-Pico Products, Inc. ($2.9 million), Allied Office Products, Inc. ($2.5 million), and Genesis Worldwide, Inc. ($1.1 million), and the continued liquidation of the Company’s whole loan commercial real estate portfolio. Losses realized in 2001 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security’s value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $8.9 million, $12.0 million and $5.4 million when the related losses were realized in 2001, 2000 and 1999, respectively.

      As discussed in the private finance section above, investment activity for 2001 was at a slower pace than prior years. This lower level of activity is reflected in the lower amount of net realized gains in 2001 as compared to 2000 and 1999.

      The Company, as a BDC, invests primarily in illiquid securities including the debt and equity of private companies and non-investment grade CMBS. The Company’s investments generally take many months to complete. The structure of each debt and equity security is specifically negotiated and includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values its securities at fair value as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

      The Company’s valuation policy considers the fact that privately negotiated securities increase in value over a long period of time, that the Company does not intend to trade the securities, and that no ready market exists. The Company’s valuation policy is intended to provide a consistent, conservative basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must value each individual investment on a quarterly basis. The Company will record unrealized depreciation on investments when it believes that an asset has been impaired and full collection for the loan or realization of an equity security is doubtful. Conversely, the Company will record unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and, therefore, the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets, such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such an investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity or restrictions on resale.

      During 2001, the Company increased the value of its equity investment in BLX by $15.5 million and recorded unrealized appreciation. The Company also increased the value of its investment in Wyo-Tech Acquisition Corporation by $37.0 million. In addition to BLX and Wyo-Tech, the Company increased the value of other portfolio investments by a total of $32.9 million for the year ended December 31, 2001. These companies increased in value because of their continued positive performance and valuation data that would indicate that a valuation increase was necessary.

      During the year ended December 31, 2001, the Company decreased the value of and recorded unrealized depreciation on its investments in Startec Global Communications Corporation by $14.9 million, Galaxy American Communications, LLC by $10.4 million, Schwinn Holdings Corporation by $8.8 million, Avborne, Inc. by $8.4 million and NETtel Communications, Inc. by $7.0 million. In addition, the Company recorded a net decrease in the value of other portfolio investments by a total of $18.9 million for the year ended December 31, 2001.

      The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

      At December 31, 2001 and 2000, the Company’s portfolio was graded as follows:

	2001		2000

		Percentage		Percentage
	Portfolio at	of Total	Portfolio	of Total
	Value	Portfolio	at Value	Portfolio
Grade
($ in millions)

1	$603.3	25.9%	$208.3	11.7%

2	1,553.8	66.7	1,461.7	81.7

3	79.5	3.4	15.4	0.9

4	44.5	1.9	76.0	4.2

5	48.5	2.1	26.6	1.5

	$2,329.6	100.0%	$1,778.0	100.0%

      Total Grade 4 and 5 assets as a percentage of the total portfolio at value at December 31, 2001 and 2000 were 4.0% and 5.7%, respectively. The Company expects that a certain number of portfolio companies will be in the Grade 4 or 5 category from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect the Company’s investment. The number of portfolio companies and related investment amounts included in Grade 4 and 5 may fluctuate significantly from period to period as the Company helps these companies work through their problems. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company’s investment, but records unrealized depreciation for the expected amount of the potential loss when such exposure is identified.

      For the total investment portfolio, loans greater than 90 days delinquent were $39.1 million at value at December 31, 2001, or 1.7% of the total portfolio. Included in this category are loans valued at $14.1 million that were secured by commercial real estate. Loans greater than 90 days delinquent at December 31, 2000 were $57.3 million at value, or 3.2% of the total portfolio, which included $14.1 million that were secured by commercial real estate. Loans greater than 120 days delinquent generally do not accrue interest. As a provider of long-term privately negotiated investment capital, it is not atypical to defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 90 days delinquent may vary from quarter to quarter. The terms of the private finance agreements frequently provide an opportunity for portfolio companies to restructure their debt and equity capital. During such restructuring, the Company may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. The Company also prices its investments for a total return including interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 90 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company’s portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

      At December 31, 2001 and 2000, 0.42% and 0.38%, respectively, of the loans in the underlying collateral pool for the Company’s CMBS portfolio were over 30 days delinquent. The Company closely monitors the performance of all of the loans in the underlying collateral pools securing its CMBS investments. The Company believes that the current performance of the underlying loans would not require an adjustment to its yield assumptions, but these assumptions will continue to be monitored and adjusted in the future, if necessary.

      The Company has elected to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As long as the Company qualifies as a RIC, the Company is not taxed on its investment company taxable income or realized capital gains, to the extent that such income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions may differ from NIA for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain its RIC status, the Company must, in general, (1) continue to qualify as a BDC; (2) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of its investment company taxable income as defined in the Code. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to qualify for such treatment in future years.

      All per share amounts included in management’s discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 93.0 million, 73.5 million and 60.0 million for the years ended December 31, 2001, 2000 and 1999, respectively. The increases in the weighted average shares reflect the issuance of new shares.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash and Cash Equivalents

      At December 31, 2001, the Company had $0.9 million in cash and cash equivalents. The Company invests otherwise uninvested cash in U.S. government-or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. The Company’s objective is to manage to a low cash balance and fund new originations with its revolving line of credit.

Debt

      The Company had outstanding debt at December 31, 2001, as follows:

				Annual
				Portfolio
			Annual	Return to
	Facility	Amount	Interest	Cover Interest
	Amount	Outstanding	Cost(1)	Payments(2)
($ in millions)
Notes payable and debentures:

Unsecured long-term notes	$694.0	$694.0	7.8%	2.2%

SBA debentures	101.8	94.5	7.7%	0.3%

Auction rate reset note	81.9	81.9	3.9%	0.1%

OPIC loan	5.7	5.7	6.6%	0.0%

Total notes payable and debentures	$883.4	$876.1	7.4%	2.6%

Revolving line of credit	497.5	144.7	4.7%	0.3%

Total debt	$1,380.9	$1,020.8	7.0%	2.9%

(1)	The annual interest cost includes the cost of commitment fees and other facility fees.
(2)	The annual portfolio return to cover interest payments is calculated as the December 31, 2001 annualized cost of debt per class of financing divided by total assets at December 31, 2001.

      Unsecured Long-Term Notes. The Company has issued long-term debt to institutional lenders, primarily insurance companies. The notes have five-or seven-year maturities, with maturity dates beginning in 2003. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

      On October 30, 2001, the Company issued $150 million of five-year unsecured long-term debt, financed primarily by insurance companies. The five-year notes were priced at 7.16% and have substantially the same terms as the Company’s existing unsecured long-term notes.

      SBA Debentures. The Company, through its SBIC subsidiary, has debentures payable to the SBA with terms of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the SBIC program, the Company may borrow up to $111.7 million from the SBA. At December 31, 2001, the Company had a commitment to borrow up to an additional $7.3 million above the amount outstanding from the SBA. The commitment expires on September 30, 2005.

      Auction Rate Reset Note. The Company has an Auction Rate Reset Senior Note Series A that matures on December 2, 2002 and bears interest at the three-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly, and the Company, at its option, may pay or defer and capitalize such interest payments. The amount outstanding on the note will increase as interest due is deferred and capitalized. As a means to repay the note, the Company has entered into an agreement to issue $81.9 million of debt, equity or other securities in one or more public or private transactions, or prepay the Auction Rate Reset Note, on or before August 31, 2002. If the note is prepaid, the Company will pay a fee equal to 0.5% of the aggregate amount of the note outstanding.

      Revolving Line of Credit. As of December 31, 2001, the Company has a $497.5 million unsecured revolving line of credit that expires in August 2003, with the right to extend maturity for one additional year at the Company’s sole option under substantially similar terms. This facility may be expanded up to $600 million. The credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity.

Equity Capital and Dividends

      The Company raises debt and equity capital for continued investment in its portfolio. Because the Company is a RIC, it distributes its income and requires external capital for growth. Because the Company is a BDC, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings, or approximately a 1 to 1 debt to equity capital ratio.

      To support its growth during the year ended December 31, 2001, the Company raised $286.9 million in new equity capital through the sale of shares from its shelf registration statement. The Company issues equity from time to time when it has a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled the Company to raise equity on an accretive basis for existing shareholders. In addition, the Company raised $11.5 million in new equity capital through the issuance of shares in the acquisition of one portfolio investment and through the dividend reinvestment plan. At December 31, 2001, total shareholders’ equity had increased to $1,352.1 million.

      The Company’s Board of Directors reviews the dividend quarterly, and may adjust the quarterly dividend throughout the year as the Company’s earnings momentum builds. For the first, second, third and fourth quarter of 2001, the Board declared a $0.49, $0.50, $0.51 and $0.51 per common share dividend, respectively. For the first quarter of 2002, the Board declared a dividend of $0.53 per common share. Dividends are paid from the Company’s taxable income.

      As a result of growth in ordinary taxable income combined with the increased size and diversity of the Company’s portfolio and its projected future capital gains, the Company’s Board of Directors will continue to evaluate whether to retain or distribute capital gains as they occur. The Company’s dividend policy allows the Company to continue to distribute some capital gains, but will also allow the Company to retain gains that exceed a normal capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The dividend policy also enables the Board of Directors to selectively retain gains to support future growth.

      The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. The Company maintains a matched-funding philosophy that focuses on matching the estimated maturities of its loan and investment portfolio to the estimated maturities of its borrowings. The Company uses its short-term credit facilities as a means to bridge to long-term financing, which may or may not result in temporary differences in the matching of estimated maturities. The Company evaluates its interest rate exposure on an ongoing basis. To the extent deemed necessary, the Company may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques. At December 31, 2001, the Company’s debt to equity ratio was 0.75 to 1 and weighted average cost of funds was 7.0%. There are no significant maturities of long-term debt until 2003. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

Recent Developments

      On April 10, 2002, the Company announced that it had entered into a definitive agreement with Corinthian Colleges, Inc. to sell Wyoming Technical Institute for approximately $85 million in cash, subject to customary closing conditions including certain regulatory and accrediting body approvals and subject to certain working capital and net equity adjustments. The transaction is expected to close on July 1, 2002. Allied Capital acquired Wyoming Technical in December 1998. Allied Capital owns 91% of Wyoming Technical and has a current cost basis of $16.4 million for its investment.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	180,000,000	2,734	—	N/A

1999	419,000,000	2,283	—	N/A

2000	544,000,000	2,445	—	N/A

2001	694,000,000	2,453	—	N/A

SBA Debentures(5)

1992	$49,800,000	$5,789	$—	N/A

1993	49,800,000	6,013	—	N/A

1994	54,800,000	3,695	—	N/A

1995	61,300,000	2,868	—	N/A

1996	61,300,000	2,485	—	N/A

1997	54,300,000	2,215	—	N/A

1998	47,650,000	2,734	—	N/A

1999	62,650,000	2,283	—	N/A

2000	78,350,000	2,445	—	N/A

2001	94,500,000	2,453	—	N/A

Auction Rate Reset Note

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	0	0	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	76,598,000	2,445	—	N/A

2001	81,856,000	2,453	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Overseas Private Investment Corporation Loan

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	0	0	—	N/A

1996	8,700,000	2,485	—	N/A

1997	8,700,000	2,215	—	N/A

1998	5,700,000	2,734	—	N/A

1999	5,700,000	2,283	—	N/A

2000	5,700,000	2,445	—	N/A

2001	5,700,000	2,453	—	N/A

Revolving Lines of Credit

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	32,226,000	3,695	—	N/A

1995	20,414,000	2,868	—	N/A

1996	45,099,000	2,485	—	N/A

1997	38,842,000	2,215	—	N/A

1998	95,000,000	2,734	—	N/A

1999	82,000,000	2,283	—	N/A

2000	82,000,000	2,445	—	N/A

2001	144,750,000	2,453	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	23,210,000	3,695	—	N/A

1995	0	0	—	N/A

1996	85,775,000	2,485	—	N/A

1997	225,821,000	2,215	—	N/A

1998	6,000,000	2,734	—	N/A

1999	23,500,000	2,283	—	N/A

2000	0	0	—	N/A

2001	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(6)

1992	$20,000,000	$5,789	$—	N/A

1993	20,000,000	6,013	—	N/A

1994	20,000,000	3,695	—	N/A

1995	20,000,000	2,868	—	N/A

1996	20,000,000	2,485	—	N/A

1997	20,000,000	2,215	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001	0	0	—	N/A

Bonds Payable

1992	$0	$0	$—	N/A

1993	0	0	—	N/A

1994	0	0	—	N/A

1995	98,625,000	2,868	—	N/A

1996	54,123,000	2,485	—	N/A

1997	0	0	—	N/A

1998	0	0	—	N/A

1999	0	0	—	N/A

2000	0	0	—	N/A

2001	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)

1992	$1,000,000	$526	$100	N/A

1993	1,000,000	546	100	N/A

1994	1,000,000	351	100	N/A

1995	1,000,000	277	100	N/A

1996	1,000,000	242	100	N/A

1997	1,000,000	217	100	N/A

1998	1,000,000	267	100	N/A

1999	1,000,000	225	100	N/A

2000	1,000,000	242	100	N/A

2001	1,000,000	244	100	N/A

Non-Redeemable Cumulative Preferred Stock(5)

1992	$6,000,000	$526	$100	N/A

1993	6,000,000	546	100	N/A

1994	6,000,000	351	100	N/A

1995	6,000,000	277	100	N/A

1996	6,000,000	242	100	N/A

1997	6,000,000	217	100	N/A

1998	6,000,000	267	100	N/A

1999	6,000,000	225	100	N/A

2000	6,000,000	242	100	N/A

2001	6,000,000	244	100	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by the Company’s SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — SBA Regulations.”

(6)	The Company was the obligor on $15 million of the senior notes. The Company’s SBIC subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

BUSINESS

      As a business development company, we provide long-term debt and equity investment capital to support the expansion of growing businesses in a variety of industries and in diverse geographic locations. We have been investing in growing businesses for over 40 years and have financed thousands of private companies nationwide. Today, our investment and lending activity is focused in two areas:

•	Private finance and

•	Commercial real estate finance, or the investment in non-investment grade commercial mortgage-backed securities (“CMBS”).

      Our investment portfolio consists primarily of long-term unsecured loans with equity features, equity investments in middle market companies, which may or may not constitute a controlling equity interest, commercial mortgage-backed securities, and commercial mortgage loans. At December 31, 2001, our investment portfolio totaled $2.3 billion. Our investment objective is to achieve current income and capital gains.

Private Finance

      We participate in the private capital markets nationwide by providing privately negotiated long-term debt and equity investment capital. Our private finance investment activity is generally focused on providing junior capital, in the form of subordinated debt with equity features, such as warrants or options. In certain situations, we may also take a controlling equity position in a company. At December 31, 2001, 69% of the private finance portfolio consisted of loans and debt securities, and 31% consisted of equity securities. Our nationwide private finance portfolio includes investments in a wide variety of industries, including non-durable consumer products, business services, financial services, light industrial products, retail, education, telecommunications and broadcasting and cable.

      Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

Capital Provider	Banks	Commercial Finance Companies	Private Placement/ High Yield	Private Mezzanine Funds	Allied Capital	Private Equity Funds

Primary Business Focus	Senior, short- term debt	Asset-based lending	Large credits (private > $50 mm) (public > $150 mm)	Unsecured long- term debt with warrants Preferred and common equity	Unsecured long- term debt with warrants Preferred and common equity	Equity

Typical Pricing Spectrum*	LIBOR+	[graphic of arrow stretching between “LIBOR+” and “30%+”]				30%+

*	Based on market experience of our marketing and investment professionals.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private placement and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings we do. We generally do not compete with banks, commercial finance companies, or the private placement/high yield market. Instead, we compete directly with the private mezzanine sector of the private capital market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. We believe that we have key structural and operational advantages when compared to private mezzanine funds.

      Our scale of operations, equity capital base, and successful track record as a private finance investor has enabled us to borrow long-term capital to leverage our returns on our common equity. Therefore, our access to debt capital reduces our total cost of capital. In many cases, a private mezzanine fund is unable to access the debt capital markets, and therefore must achieve an unleveraged equity return for their investors. Our lower cost of capital gives us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a finite life.

      When assessing a prospective investment, we look for companies with certain characteristics, which may or may not include market leadership in a niche, critical mass and longevity, and a sustainable cash flow. We also look for companies that, because of their industry and business plan, can demonstrate minimal vulnerability to changes in economic cycles. Since our investments are primarily unsecured in nature, when investing debt capital, we look for companies in industries that are less cyclical, cash flow intensive, and can demonstrate a high return on their invested capital. When our investments are equity-focused, we look for companies where the potential for high growth exists. We generally do not target companies in industries where businesses tend to be vulnerable to changes in economic cycles, are capital intensive, have low returns on their invested capital and have little growth potential. We generally target and do not target the following industries, though we will consider investments in any industry if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

Industries Targeted

Less Cyclical/Cash Flow Intensive/
High Return on Capital

     Consumer products
     Business services
     Financial services
     Light industrial products
     Broadcasting/Cable

Industries Not Targeted

Cyclical/Capital Intensive/
Low Return on Capital

          Heavy equipment
          Natural resources
          Commodity retail
          Low value-add distribution
          Agriculture
          Transportation

      Over our 40-year history, we have developed and maintained relationships with dozens of intermediaries including investment banks, mortgage brokers, financial services companies and private mezzanine and equity sponsors through which we source investment opportunities. Through these relationships, especially those with equity sponsors, we have been able to strengthen our position as a long-term investor. For the transactions in which we have provided debt capital, an equity sponsor provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also help us confirm our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company’s management team throughout our investment period.

      Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable. We target two types of companies when seeking new investments. The first type of company we seek is a market leader in a stable industry that has demonstrated over many years of operations that it can successfully achieve its business plan and thereby achieve our investment objective. The second type of company we seek is an emerging company in a growing industry that is positioned for significant growth. We have spent over 40 years refining our highly selective investment discipline, which is founded on seeking investments in companies that have key characteristics and that operate in specific industries.

      Our private finance mezzanine investing activities target a market niche between the senior debt financing provided by traditional lenders, such as banks, commercial finance companies and insurance companies, and the equity capital provided by private equity investors. Our private finance mezzanine investments are generally structured as an unsecured, subordinated loan that carries a relatively high contractual fixed interest rate generally ranging from 12% to 18%, to provide interest income. The loans generally have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. The debt instruments also have restrictive covenants that protect our interests in the transaction. Approximately 98% of the loans and debt securities in the private finance portfolio have fixed rates of interest. Our private finance mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a minimal cost to exercise, and thus as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We seek to achieve additional investment returns of up to 10% from the appreciation and sale of our warrants. We target a total return of 18% to 25% for our private finance mezzanine investments. The typical private finance structure focuses, first, on the protection of our investment principal and then on investment return.

      Generally, our warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. In most cases, the warrants also have a put option that requires that the borrower repurchase our equity position after a specified period of time at a formula price or at its fair market value. Most of the gains we realize from our warrant portfolio arise as a result of the sale of the portfolio company to another business, or through a recapitalization. Historically, we have not been dependent on the public equity markets for the sale of our warrant positions. We may also acquire preferred or common equity in a company as a part of our private finance investing activities, particularly when we see a unique opportunity to profit from the growth of an emerging company. Preferred equity investments may be structured with a dividend yield, which would provide us with a current return. With respect to preferred or common equity investments, we target an investment return of 25% to 40%.

      In addition to our private finance mezzanine investment activities, we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock. The types of companies that we would acquire through a control buyout transaction are the same types of companies that we would invest in through our other private finance investing activities. In particular, we may see opportunities to acquire illiquid public companies and take them private. We intend to be selective about the companies in which we would acquire a controlling interest to ensure that we maintain a diversified portfolio with respect to industry types and geographic locations.

      We generally structure our control investments such that we receive a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction fees to compensate us for the managerial assistance that we provide to a portfolio company. For these types of investments, we target an overall investment return on control investments of 25% to 40%.

      We fund new investments using cash, through the issuance of common equity, the reinvestment of previously accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security. From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent growth investment. When we acquire a controlling interest in a company, we may have the opportunity to acquire the company’s equity with Allied Capital’s common stock. The issuance of our stock as consideration provides us with the benefit of raising equity without having to access the public markets in an underwritten offering, including the added benefit of the elimination of any underwriter commissions.

      As a BDC, we are required to make significant managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our private finance investments, we will often generate additional fee income for the structuring, diligence, transaction and management services and guarantees we provide to our portfolio companies.

      In addition to our primary private finance investment activity described above, since the second quarter of 2000 we have made commitments to invest in and strategically partner with select private equity funds focused on venture capital investments. In addition to the return we expect to achieve from these investments, we believe we can achieve strategic benefits from these funds, including technology expertise for private finance portfolio companies, co-investment opportunities and increased deal flow. We may make additional commitments to other such funds, but expect our total investment in this area to remain a small percentage of our total portfolio.

      We hold a portion of our private finance investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the Small Business Administration to operate as a small business investment company (“SBIC”). See “Certain Government Regulations” below for further information about SBIC regulation.

Commercial Real Estate Finance

      Our commercial real estate investment activity is focused on the investment in non-investment grade commercial mortgage-backed securities (“CMBS”). As an investor, we believe that CMBS has attractive risk/return characteristics. The CMBS in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Unlike most “junk bonds,” which are typically unsecured debt instruments, the non-investment grade CMBS in which we invest are secured by commercial mortgage loans, which are, in turn, secured by commercial real estate. Our CMBS are fully collateralized by senior mortgage loans on commercial real estate properties where the loans, on average, were underwritten to achieve a loan to value ratio of 69.0%. We invest in CMBS on the initial issuance of the CMBS bond offering, and are able to underwrite and negotiate to acquire the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. We find the yields for CMBS attractive given their collateral protection.

      We believe this risk/return dynamic exists in this market today because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Our capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when we purchase CMBS in an initial issuance, we re-underwrite every mortgage loan in the underlying collateral pool, and we meet with the issuer to discuss the nature and type of loans we will accept into the pool. We have significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals we employ and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

      As a non-investment grade CMBS investor, we recognize that non-investment grade bonds have a higher degree of risk than do investment-grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. We invest in non-investment grade CMBS represented by the “BB” to non-rated tranches of a CMBS issuance. The non-investment grade CMBS bonds in which the Company invest are junior in priority for payment of principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the Company’s most subordinate tranch will bear this loss first. At December 31, 2001, the Company’s CMBS bonds were subordinate to 91% to 97% of the tranches of various CMBS bond issuances.

      To mitigate the risks associated with a CMBS investment discussed above, we perform extensive due diligence prior to each investment in CMBS. The underwriting procedures and criteria used to underwrite each of the commercial mortgage loans in each collateral pool are described in detail below. We will only invest in CMBS when we believe, as a result of our underwriting procedures, that the underlying mortgage pool adequately secures our position. Our portfolio of CMBS is secured by approximately 3,800 commercial mortgage loans, secured by properties located in diverse geographic locations across the United States, and include a variety of property types such as retail, multi-family housing, office, and hospitality.

      Our CMBS investing activity complements our private finance activity because it provides a steady stream of recurring interest income. In addition, given the depth of our commercial real estate experience and the extensive due diligence that we perform prior to an investment in CMBS, we may receive structuring and diligence fees upon the investment in CMBS bonds. These fees are separately negotiated for each transaction. In order to maintain a balanced investment portfolio, we expect to limit our CMBS investment activity to approximately 20% to 25% of total assets.

Small Business Finance

      On December 31, 2000, Allied Capital and BLC Financial Services, Inc. (“BLC”) completed a merger whereby Allied Capital acquired BLC. The effect of the merger was to create an independently managed, private portfolio company of Allied Capital to focus exclusively on small business lending, including the origination of SBA 7(a) loans. BLC changed its name to Business Loan Express, Inc. (“BLX”).

      As part of this transaction, on December 28, 2000, we recapitalized our wholly owned small business lending subsidiary, Allied Capital SBLC Corporation, as an independently managed private portfolio company. Allied SBLC established a separate board of directors, and the employees and operations attributed to Allied Capital Express, including the online loan origination technology, were transferred to Allied SBLC. We restructured previous intercompany debt owed to us by Allied SBLC at the time of the recapitalization as $74.5 million in subordinated debt now owed by the new portfolio company. Allied SBLC was subsequently merged into BLX and we received $25.1 million in BLX preferred stock in exchange for our equity in Allied SBLC.

      BLX is currently financed with a combination of senior and subordinated debt, and preferred and common equity. Allied Capital owns 94.9% of BLX. Allied Capital’s investment in BLX is expected to generate interest income, dividends and fee income. In addition, we believe there is opportunity to add value to the new portfolio company and to position the investment for a future capital gain. The Company has entered into a management contract with BLX to provide management services. Our investment in BLX is included in our private finance portfolio.

      BLX is a non-bank small business lender licensed as a participant in the SBA 7(a) Guaranteed Loan Program. BLX is headquartered in New York, NY and has offices in 32 cities nationwide. BLX is licensed by the SBA as a Small Business Lending Company (“SBLC”), and therefore, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program could have a material impact on BLX or its operations.

Investment Advisory Services

      We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have a wholly owned subsidiary that has an investment advisory agreement to manage a private investment fund. The revenue generated from this agreement is not material to the Company’s operations.

Loan Sourcing

      We have established a business development group within Allied Capital that actively sources new investment opportunities. We maintain a network of hundreds of relationships with investors, lenders and intermediaries including:

•	private mezzanine and equity investors;

•	investment banks;

•	business and mortgage brokers;

•	national retail financial services companies; and

•	banks, law firms and accountants.

      We believe that our experience and reputation provide a competitive advantage in originating new investments. We have established an extensive network of investment referral relationships over our history.

Investment Approval and Underwriting Procedures

      In assessing new investment opportunities, we maintain conservative credit standards based on our underwriting guidelines, a thorough due diligence process, and a centralized credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and our credit-oriented culture has resulted in a record of minimal realized losses.

      Private Finance. We generally require that the companies in which we invest demonstrate strong market position, sales growth, positive cash flow, and profitability, as discussed above. We emphasize the quality of management, and seek experienced entrepreneurs with a management track record, relevant industry experience and a significant equity stake in the business. In a typical private financing, we thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers and competitors. The typical private mezzanine finance transaction requires two to four months of diligence and structuring before funding occurs. The due diligence process is significantly longer for those transactions in which we take a control position or substantial equity stake in the company.

      Private finance transactions are approved by an Investment Committee consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer. The private finance approval process benefits from the experience of the Investment Committee members and from the experience of our other investment professionals who together with the committee members, on average, have significant professional experience. For every transaction of $10 million or greater, we also require approval from the Executive Committee of the Board of Directors in addition to the Investment Committee approval. Even after all such approvals are received, due diligence must be successfully completed with final Investment Committee approval before funds are disbursed to a portfolio company.

      CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS investment. The typical CMBS investment takes between two to three months to complete because of the breadth and depth of our diligence procedures. We re-underwrite all of the underlying commercial mortgage loans securing the CMBS. We challenge the estimate of underwriteable cash flow and challenge necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and independently assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers physically inspect the collateral properties, and assess appraised values based on our own opinion of comparable market values.

      Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool. We then formulate our negotiated price and discount to achieve an effective yield on our investment over a ten-year period to approximate 13% to 16%.

      CMBS transactions are approved by an Investment Committee consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer. Because of their size, every CMBS transaction is reviewed and approved by the Executive Committee of the Board of Directors.

Portfolio Management

      Portfolio Diversity.  We monitor the portfolio to maintain both industry and geographic diversity. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

      Loan Servicing.  Our loan servicing staff is responsible for routine loan servicing, which includes:

•	delinquency monitoring;

•	payment processing;

•	borrower inquiries;

•	escrow analysis and processing;

•	third-party reporting; and

•	insurance and tax administration.

      In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

Portfolio Monitoring and Valuation

      We use a grading system in order to help us monitor the credit quality of our portfolio and the potential for capital gains. The grading system assigns grades to investments from 1 to 5, and the portfolio was graded at December 31, 2001 as follows:

			Percentage
		Portfolio at	of Total
Grade	Description	Value	Portfolio

		(in millions)
1	Probable capital gain	$603.3	25.9%
2	Performing security	1,553.8	66.7%
3	Close monitoring — no loss of principal or interest expected	79.5	3.4%
4	Workout — Some loss of interest expected	44.5	1.9%
5	Workout — Some loss of principal expected	48.5	2.1%

		$2,329.6	100.0%

      The 1940 Act requires that the value each asset in the portfolio be determined on a quarterly basis. The Company, as a BDC, invests primarily in illiquid securities including the debt and equity of private companies and non-investment grade CMBS. The Company’s investments generally take many months to complete. The structure of each debt and equity security is specifically negotiated and includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values its securities at fair value as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

      The Company’s valuation policy considers the fact that privately negotiated securities increase in value over a long period of time, that the Company does not intend to trade the securities, and that no ready market exists. The Company’s valuation policy is intended to provide a consistent, conservative basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must value each individual investment on a quarterly basis. The Company will record unrealized depreciation on investments when it believes that an asset has been impaired and full collection for the loan or realization of an equity security is doubtful. Conversely, the Company will record unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and, therefore, the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets, such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such an investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity or restrictions on resale.

      We have a written valuation policy that governs the valuation of our assets, and we follow a consistent valuation process quarterly. In valuing each individual investment, we consider the financial performance of each portfolio company, loan payment histories, indications of potential equity realization events, and current collateral values, and then determine whether the value of each asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the Board of Directors for review and approval.

      As a general rule, we do not value our loans above principal balance, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investments as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of our investment, restrictions on trading or market liquidity concerns.

      We monitor loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to our private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. This portfolio company monitoring process includes discussions with the senior management team of the company’s financial performance, the review of current financial statements and attendance at portfolio company board meetings. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our private finance portfolio that is delinquent at any one time may vary. The terms of our private finance agreements frequently provide an opportunity for our portfolio companies to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. Our senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

      We price our private finance investment portfolio to provide adequate current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets). We expect that a certain number of portfolio companies will be in the Grade 4 or 5 category from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate significantly from quarter to quarter as we help these companies work through their problems. We continue to follow our historical practices of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

      With respect to our CMBS portfolio, we monitor the performance of the individual loans in the underlying collateral pool through market data and discussions with the pool master servicers and special servicers. The master servicers are responsible for the day-to-day loan servicing functions, including billing, payment processing, collections on loans less than 60 days past due, tax and insurance escrow processing, and annual property inspections. The special servicers are responsible for collections on loans greater than 60 days past due, including workout administration and management of foreclosed properties. We discuss the status of past due or underperforming loans with the master servicers on a monthly basis. When a loan moves to a special servicer, a workout plan is formulated by the special servicer and generally reviewed by us as the directing certificate holder. Once reviewed by us, the special servicer carries out the workout plan, updating us on the status at least monthly. We have the ability to replace the named special servicer at any time.

      Since the market for CMBS bonds is relatively illiquid, we do not believe that the fair value of our CMBS bonds is greater than cost where we intend to hold the investment to maturity, but these CMBS bonds are subject to depreciation events if the fair value is determined to be less than its cost basis. The fair value of these investments considers the current and expected future performance of the underlying loan collateral pool, and the related underlying cash flows that would be generated by the pool as a result of that performance.

Investment Gains and Losses

      Since the majority of a portfolio consists of debt securities, our investment decisions are primarily based on credit dynamics. Our underwriting focuses on the preservation of principal, and we will pursue our available means to recover our capital investment. As a result of this investment discipline and credit culture, we have a history of low levels of loan losses, and have a demonstrated track record of successfully resolving troubled credit situations with minimal losses. Our realized gains from the sale of our equity interests have historically exceeded losses, as is reflected in the chart below.

	Year Ended December 31,

	2001	2000	1999	1998	1997

Realized gains	$10,107	$28,604	$31,536	$25,757	$15,804

Realized losses	$(9,446)	$(13,081)	$(6,145)	$(3,216)	$(5,100)

Net realized gains	$661	$15,523	$25,391	$22,541	$10,704

Total assets	$2,460,713	$1,853,817	$1,290,038	$856,079	$807,775

Realized losses/Total assets	0.4%	0.7%	0.5%	0.4%	0.6%

Employees

      At December 31, 2001, we employed 97 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      We are a party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of our portfolio companies in which we had an equity investment at December 31, 2001. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards. For information relating to the amount and nature of our investments in portfolio companies, see the Consolidated Statement of Investments at December 31, 2001 at pages F-5 to F-12.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Acme Paging, L.P.(2)	Paging Services	Limited Partnership	1.8%
1336 Basswood, Suite F		Interests
Schaumburg, IL 60173

Advantage Mayer, Inc.	Regional Food	Warrants	4.5%
3444 Memorial Highway	Broker
Tampa, FL 33607

Allied Office Products, Inc.	Office Products	Warrants to Purchase	0.0%
75 Route 17 South		Common Stock
Hasbrouck Heights, NJ 07604

American Barbecue & Grill, Inc.	Restaurant Chain	Warrants to Purchase	17.3%
7300 W. 110th Street, Suite 570		Common Stock
Overland Park, KS 66210

American HomeCare Supply, LLC	Home Medical	Warrants to	2.1%
One First Avenue	Equipment	Purchase Class A
Suite 100	Provider	Common Units
Conshohocken, PA 19428

American Physicians Services, Inc.	Physician Practice	Common Stock	80.3%
(formerly Physicians Specialty	Management Services
Corporation)(2)	Provider
1150 Lake Hearn Drive
Atlanta, GA 30342

Aspen Pet Products, Inc.	Pet Product	Series B Preferred	40.8%
11701 East 53rd Ave.	Provider	Stock
Denver, CO 80239		Series A Common Stock	4.7%

ASW Holding Corporation	Steel Wool Manufacturer	Warrants to Purchase	5.0%
2825 W. 31st Street		Common Stock
Chicago, IL 60623

Aurora Communications, LLC	Radio Stations	Redeemable Preferred	3.2%
3 Stamford Landing, Suite 210		Equity Interest
46 Southfield Avenue
Stamford, CT 06902

Autania AG	Machine and Tool	Common Stock	6.2%
Industriestrasse 7	Manufacturer
65779 Kelkheim
Germany

Avborne, Inc.	Aviation Services	Warrants to Purchase	3.5%
c/o Trivest, Inc.		Common Stock
2665 S. Bayshore Dr., Suite 800
Miami, FL 33133-5462

Blue Rhino Corporation	Propane Cylinder	Warrants to Purchase	12.9%
104 Cambridge Plaza Drive	Exchange	Common Stock
Winston-Salem, NC 27104

Border Foods, Inc.	Mexican Ingredient &	Series A Convertible	9.4%
J Street	Food Product	Preferred Stock
Deming Industrial Park	Manufacturer	Warrants to Purchase	6.2%
Deming, NM 88030		Common Stock

Business Loan Express, Inc.(2)	Small Business Lender	Preferred Stock	100.0%
645 Madison Ave.		Common Stock	94.9%
19th Floor
New York, NY 10022

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership	4.2%
One South Street		Interest
Suite 2150
Baltimore, MD 21202

CampGroup, LLC	Recreational Camp	Warrants to Purchase	2.6%
4 New King Street	Operator	Common Stock
White Plains, NY 10604

Candlewood Hotel Company	Extended Stay	Series A Convertible	5.0%
9342 East Central	Facilities	Preferred Stock
Wichita, KS 67206

Celebrities, Inc.	Radio Stations	Warrants to Purchase	25.0%
408-412 W. Oakland Park		Common Stock
Boulevard
Ft. Lauderdale, FL 33311-1712

Colibri Holding Corporation	Outdoor Living Products	Preferred Stock	5.9%
2201 S. Walbash Street		Common Stock	3.4%
Denver, CO 80231		Warrants to Purchase	2.0%
		Common Stock

The Color Factory Inc.(2)	Cosmetic Manufacturer	Preferred Stock	100.0%
11312 Penrose Street		Common Stock	99.3%
Sun Valley, CA 91352

Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	9.1%
1890 Swarthmore Ave.	of Hardware	Common Stock	8.2%
P.O. Box 2020	Components
Lakewood, NJ 08701

Convenience Corporation of America	Convenience Store Chain	Series A Preferred Stock	10.0%
711 N. 108th Court		Warrants to Purchase	4.0%
Omaha, NE 68154		Senior Preferred Stock

Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Warrants to Purchase	2.5%
P.O. Box 1477		Common Stock
Seagraves, TX 79360		Series A Convertible	100%
		Preferred Stock
		Warrants to Purchase	36.8%
		Series A Convertible Preferred Stock

CorrFlex Graphics, LLC	Packaging Manufacturer	Warrants to Purchase	4.5%
P.O. Box 1337		Common Stock
Monroe, NC 28110		Options to Purchase	7.0%
		Common Stock

Coverall North America, Inc.	Commercial Cleaning	Warrants to Purchase	15.0%
500 West Cypress Creek Rd.	Service	Common Stock
Ste. 580
Ft. Lauderdale, FL 33309

Csabai Canning Factory Rt.	Food Processing	Hungarian Quotas	9.2%
5600 Békéscasba
Békís: vt 52-54 Hungary

CyberRep	Operator of Call Service	Warrants to Purchase	24.8%
8300 Greensboro Drive, 6th Floor	Centers	Common Stock
McLean, VA 22102

The Debt Exchange, Inc.	Online Sales of	Series B Convertible	49.0%
101 Arch Street, Suite 410	Distressed Assets	Preferred Stock
Boston, MA 02110

Directory Investment Corporation(2)	Telephone Directories	Common Stock	50.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

Directory Lending Corporation(2)	Telephone Directories	Common Stock	50.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Drilltec Patents & Technologies Company, Inc.	Drill Pipe Packager	Warrants to Purchase	15.0%
10875 Kempwood Drive, Suite 2		Common Stock
Houston, TX 77043

eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership	25.0%
1101 Connecticut Ave, NW		Interest
7th Floor
Washington, DC 20036

EDM Consulting, LLC	Environmental	Common Stock	25.0%
14 Macopin Avenue	Consulting
Montclair, NJ 07043

Elexis Beta GmbH	Distance Measurement	Options to Purchase	9.8%
Ulmenstrabe 22	Device	Shares
60325 Frankfurt am Main	Manufacturer
Germany

Elmhurst Consulting, LLC(2)	Consulting Firm	Common Stock	95.0%
360 W. Butterfield Road, Suite 400
Elmhurst, IL 60126

E-Talk Corporation	Telecommunications	Warrants to Purchase	5.5%
4425 Cambridge Road	Software Provider	Common Stock
Fort Worth, TX 76155-2692

Executive Greetings, Inc.	Personalized Business	Warrants to Purchase	1.1%
120 Industrial Park Access Road	Products	Common Stock
New Hartford, CT 06057

ExTerra Credit Recovery, Inc.	Consumer Finance	Series A Preferred Stock	0.9%
35 Lennon Lane, Suite 200	Receivable Collections	Common Stock	0.7%
Walnut Creek, CA 94598		Warrants to Purchase	0.7%
		Common Stock

Fairchild Industrial Products Company	Industrial Controls	Warrants to Purchase	20.0%
3920 Westpoint Boulevard	Manufacturer	Common Stock
Winston-Salem, NC 27013

Foresite Towers, LLC(2)	Communications Tower	Common Equity Interest	70.0%
22 Iverness Center Parkway	Leasing	Series A Preferred
Suite 50		Equity Interest	100%
Birmingham, AL 35242		Series B Preferred
		Equity Interest	100%

Galaxy American Communications, LLC	Cable Television	Option to Purchase	51.0%
1220 N. Main Street	Operator	Common LLC Interest
Sikeston, MO 63801

Garden Ridge Corporation	Home Decor Retailer	Series A Preferred Stock	2.6%
650 Madison Avenue		Common Stock	4.7%
New York, NY 10022

Gibson Guitar Corporation	Guitar Manufacturer	Warrants to Purchase	3.0%
1818 Elm Hill Pike		Common Stock
Nashville, TN 37210

Ginsey Industries, Inc.	Bathroom Accessories	Convertible Debentures	7.0%
281 Benigno Boulevard	Manufacturer	Warrants to Purchase	16.0%
Bellmawr, NJ 08031		Common Stock

Global Communications I, LLC	Muzak Franchisee	Preferred Equity	59.3%
201 East 69th Street		Interest
New York, NY 10021		Options for Common	59.3%
		Membership Interest

Grant Broadcasting Systems II	Television Stations	Warrants to Purchase	25.0%
919 Middle River Drive,		Common Stock
Suite 409		Warrants to Purchase	25.0%
Ft. Lauderdale, FL 33304		Common Stock in Affiliate Company

Grant Television, Inc.	Television Stations	Equity Interest	20.0%
(See Grant Broadcasting System II)

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership	3.1%
c/o Gntech Capital Group		Interest
9690 Deereco Road
Suite 800
Timonium, MD 21093

The Hartz Mountain Corporation	Pet Supply	Common Stock	2.0%
400 Plaza Drive	Manufacturer	Warrants to Purchase	3.5%
Secaucus, NJ 07094		Common Stock

HealthASPex, Inc.(2)	Third Party	Class A Convertible	69.9%
2812 Trinity Square Drive	Administrator	Preferred Stock
Carrollton, TX 75006		Class B Convertible	67.3%
		Preferred Stock
		Common Stock	45.8%

HMT, Inc.	Storage Tank	Common Stock	27.3%
1422 FM 1960 W.	Maintenance &	Warrants to Purchase	10.0%
Suite 350	Repair	Common Stock
Houston, TX 77068

Hotelevision, Inc.	Hotel Cable-TV	Series 3	16.2%
599 Lexington Avenue	Network	Preferred Stock
Suite 2300
New York, NY 10022

Icon International, Inc.	Corporate Barter	Class A Common Stock	0.8%
281 Tressor Boulevard	Services	Class C Common Stock	0.2%
8th Floor
Stamford, CT 06901

Impact Innovations Group, LLC	Information Technology	Warrants to Purchase	4.0%
5825 Glenridge Drive	Services Provider	Common Stock
Building II, Suite 107
Atlanta, GA 30328

International Fiber Corporation	Cellulose and Fiber	Common Stock	11.0%
50 Bridge Street	Producer	Warrants to Purchase	2.9%
North Tonawanda, NY 14120		Common Stock

iSolve Incorporated	Corporate Barter Services	Series A	2.9%
281 Tresser Boulevard		Preferred Stock
Two Stamford Plaza		Common Stock	1.1%
Stamford, CT 06901

JRI Industries, Inc.	Machinery Manufacturer	Warrants to Purchase	7.5%
2958 East Division		Common Stock
Springfield, MO 65803

Julius Koch USA, Inc.	Mini-Blind Cord	Warrants to Purchase	45.0%
387 Church Street	Manufacturer	Common Stock
New Bedford, MA 02745

Kirker Enterprises, Inc.	Nail Enamel	Warrants to Purchase	22.5%
55 East 6th Street	Manufacturer	Series B Common Stock
Paterson, NJ 07524		Equity Interest in Affiliate Company	22.5%

Kirkland’s, Inc.	Home Furnishing	Series D Preferred Stock	3.3%
P.O. Box 7222	Retailer	Warrants to Purchase	4.2%
Jackson, TN 38308-7222		Common Stock

Kyrus Corporation	Value-Added Reseller,	Warrants to Purchase	8.0%
25 Westridge Market Place	Computer Systems	Common Stock
Chandler, NC 28715

Liberty-Pittsburgh Systems, Inc.	Business Forms Printing	Common Stock	17.2%
265 Executive Drive
Plainview, NY 11803

Logic Bay Corporation	Computer-Based	Series C Redeemable	29.4%
7900 International Drive	Training Developer	Preferred Stock
Suite 750
Minneapolis, MN 55425

Love Funding Corporation	Mortgage Services	Series D Preferred Stock	26.0%
1220 19th Street, NW, Suite 801
Washington, DC 20036

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Magna Card, Inc.	Magnet Packager	Preferred Stock	6.3%
10315 South Dolifield Rd.	and Distributor	Common Stock	5.4%
Owings Mills, MD 21117

Master Plan, Inc.	Healthcare Outsourcing	Common Stock	13.6%
21540 Plummer Street
Chatsworth, CA 91311

MedAssets.com, Inc.	Healthcare Outsourcing	Series B Convertible	6.4%
21540 Plummer Street		Preferred Stock
Chatsworth, CA 91311		Warrants to Purchase	0.9%
		Common Stock

Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership	7.3%
128 Goodman Drive		Interest
Bethlehem, PA 18015

Midview Associates, L.P.	Residential Land	Warrants to purchase	35.0%
2 Eaton Street, Suite 1101	Development	partnership interests
Hampton, VA 23669

Monitoring Solutions, Inc.	Air Emissions	Common Stock	25.0%
4303 South High School Road	Monitoring	Warrants to Purchase	50.0%
Indianapolis, IN 46241		Common Stock

MortgageRamp.com, Inc.	Internet Based	Class A Common	7.7%
116 Welsh Road	Loan Origination	Stock
Horsham, PA 19044	Service Platform

Morton Grove Pharmaceuticals, Inc.	Generic Drug	Redeemable Convertible	27.8%
6451 West Main Street	Manufacturer	Preferred Stock
Morton Grove, IL 60053

MVL Group, Inc.	Market Research	Warrants to Purchase	8.0%
1061 E. Indiantown Road	Services	Common Stock
Suite 300
Jupiter, FL 33477

Nobel Learning Communities, Inc.	Educational Services	Series D Convertible	100.0%
1400 N. Providence Road,		Preferred Stock
Suite 3055		Warrants to Purchase	11.7%
Media, PA 19063		Common Stock

North American Archery, LLC	Sporting Equipment	Debentures Convertible	26.9%
1733 Gunn Highway	Manufacturer	into LLC Equity
Odessa, FL 33556		Interest

Novak Biddle Venture Partners III, LP	Private Equity Fund	Limited Partnership	2.9%
1750 Tysons Boulevard		Interest
Suite 1190
McLean, VA 22102

Nursefinders, Inc.	Home Healthcare	Warrants to Purchase	3.4%
1200 Copeland Road, Suite 200	Providers	Common Stock
Arlington, TX 76011

Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Koln
Germany

Opinion Research Corporation	Corporate Marketing	Warrants to Purchase	7.6%
P.O. Box 183	Research Firm	Common Stock
Princeton, NJ 08542

Oriental Trading Company, Inc.	Direct Marketer	Redeemable Preferred	1.7%
108th Street, 4206 South	of Toys	Stock
Omaha, NE 68137		Class A Common Stock	1.7%
		Warrants to Purchase	1.4%
		Common Stock

Outsource Partners, Inc.	Outsourced Facility	Warrants to Purchase	4.0%
200 Mansell Court East	Services Provider	Preferred Stock
Suite 500		Warrants to Purchase	4.0%
Roswell, GA 30076		Common Stock

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Packaging Advantage Corporation	Personal Care,	Common Stock	9.9%
4633 Downey Road	Household and	Warrants to Purchase	5.5%
Los Angeles, CA 90058	Disinfectant Product	Common Stock
	Packager

Polaris Pool Systems, Inc.	Pool Cleaner	Warrants to Purchase	2.1%
P.O. Box 1149	Manufacturer	Common Stock
San Marcos, CA 92079-1149

Professional Paint, Inc.	Paint Manufacturer	Series A-1 Senior	100.0%
3900 Joliet Street		Exchangeable Preferred
Denver, CO 80239		Stock
		Common Stock	13.8%
Progressive International

Corporation	Retail Kitchenware	Redeemable Preferred	12.5%
6111 S. 228th Street		Stock
P.O. Box 97045		Common Stock	0.02%
Kent, WA 98064		Warrants to Purchase	6.2%
		Common Stock

Prosperco Finanz Holding AG	Financial Services	Debt Convertible into	8.5%
Schützengasse 25		Common Stock
CH-8001 Zürich		Common Stock	2.6%
Switzerland		Warrants to Purchase	5.0%
		Common Stock

Raytheon Aerospace, LLC	Aviation Maintenance and	Class B LLC Interest	6.7%
555 Industrial Drive South	Logistics
Madison, MS 39110

Redox Brands, Inc.	Cleaning Products	Warrants to Purchase	3.3%
9100 Centre Point Drive		Common Stock
Suite 200
West Chester, OH 45069

Seasonal Expressions, Inc.	Decorative Ribbon	Series A Preferred Stock	50.0%
230 5th Avenue, Suite 1007	Manufacturer
New York, NY 10001

Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	4.0%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719		Warrants to Purchase	6.7%
		Common Stock

Spa Lending Corporation(2)	Health Spas	Series A Preferred Stock	100.0%
1919 Pennsylvania Avenue, N.W.		Series B Preferred Stock	68.4%
Washington, DC 20006		Series C Preferred Stock	46.3%
		Common Stock	62.1%

Staffing Partners Holding Company, Inc.	Temporary Employee	Redeemable Preferred	48.3%
104 Church Lane #100	Services	Stock
Baltimore, MD 21208		Class A-1 Common	50.0%
		Stock
		Class A-2 Common	24.4%
		Stock
		Class B Common	24.0%
		Stock

Startec Global Communications Corporation	Integrated	Common Stock	1.3%
10411 Motor City Drive	Communications	Warrants to	0.9%
Bethesda, MD 20852	Service Provider	Purchase Common Stock

STS Operating, Inc.	Engineering Design and	Common Stock	42.2%
2301 Windsor Court	Services
Addison, IL 60101

SunSource Inc. (The Hillman Companies, Inc.)(2)	Wholesale Machinery and	Common Stock	93.2%
One Logan Square	Supplies
Philadelphia, PA 19013

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Sure-Tel, Inc.	Prepaid Telephone	Series A Convertible	41.7%
5 North McCormick	Services Company	Redeemable Preferred
Oklahoma City, OK 73127		Stock
		Warrants to Purchase	9.6%
		Common Stock
		Options to Purchase	41.7%
		Common Stock

Total Foam, Inc.	Packaging Systems	Common Stock	49.0%
P.O. Box 688
Ridgefield, CT 06877

Tubbs Snowshoe Company, LLC	Snowshoe Manufacturer	Warrants to Purchase	7.7%
52 River Road		Common Units
Stowe, VT 05672		Equity Interests in	10.9%
		Affiliate Company

United Pet Group, Inc.	Manufacturer of Pet	Warrants to Purchase	0.8%
125 High Street	Products	Common Stock
Boston, MA 02110

Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership	16.1%
11600 Sunrise Valley Drive		Interest
Reston, VA 20191

Velocita, Inc.	Fiber Optic Network	Warrants to Purchase	0.6%
677 Washington Blvd.		Common Stock
Stamford, CT 06912

Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	2.3%
1780 Tysons Blvd., Suite 400
McLean, VA 22102

Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership	5.1%
3060 Washington Road		Interest
Suite 200
Glenwood, MD 21738

Warn Industries, Inc.	Sport Utility Accessories	Warrants to Purchase	4.3%
12900 S.E. Capps Rd.	Manufacturer	Common Stock
Clackamas, OR 97015
Williams Brothers Lumber

Company	Builders’ Supplies	Warrants to Purchase	14.1%
3165 Pleasant Hill Road		Common Stock
Duluth, GA 30136

Wilmar Industries, Inc.	Repair and Maintenance	Warrants to Purchase	3.0%
303 Harper Drive	Product Distributor	Common Stock
Moorestown, NJ 08057

Wilshire Restaurant Group, Inc.	Restaurant Chain	Warrants to Purchase	3.0%
1100 Town & Country Road		Common Stock
Suite 1300
Orange, CA 92868-4654

Woodstream Corporation	Pest Control	Equity Interest in	13.8%
69 North Locust Street	Manufacturer	Affiliate Company
Lititz, PA 17543		Warrants to Purchase	7.2%
		Common Stock

Wyo-Tech Acquisition Corporation(2)	Vocational School	Preferred Stock	100.0%
4373 N. 3rd Street		Common Stock	99.0%
Laramie, WY 82072

(1)	Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.
(2)	We own a controlling interest, or control the Board of Directors, or are the controlling member.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

      Portfolio assets are carried at fair value as determined by the board of directors under our valuation policy. As a general rule, we do not value the Company’s loans or CMBS bonds above cost, but loans or CMBS bonds are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns. See also “Business — Portfolio Monitoring and Valuation”.

      Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants’ opinion on the Company’s financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

MANAGEMENT

      The Board of Directors supervises the management of the Company. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. Some or all of the Company’s directors also serve as directors of its subsidiaries.

      Our investment decisions in each business area are made by investment committees composed of the Company’s most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

      The Company is internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with our approach of lending and investing. Because the Company is internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

      The Board of Directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Information regarding the Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

William L. Walton(2)	52	Chairman, Chief Executive
		Officer and President	1986	2004

George C. Williams, Jr.(2)	75	Chairman Emeritus	1964	2004

Brooks H. Browne	52	Director	1990	2004

John D. Firestone	58	Director	1993	2002

Anthony T. Garcia	45	Director	1991	2002

Lawrence I. Hebert	55	Director	1989	2002

John I. Leahy	71	Director	1994	2003

Robert E. Long	70	Director	1972	2004

Warren K. Montouri	72	Director	1986	2003

Guy T. Steuart II	70	Director	1984	2003

T. Murray Toomey, Esq	78	Director	1959	2003

Laura W. van Roijen	49	Director	1992	2002

(1) Includes service as a director of any of the predecessor companies.

(2) Interested persons of the Company, as defined in the 1940 Act.

Executive Officers

      Information regarding the Company’s executive officers is as follows:

Name	Age	Position

William L. Walton	52	Chairman, Chief Executive Officer and President

Joan M. Sweeney	42	Chief Operating Officer

Penni F. Roll	36	Chief Financial Officer

Scott S. Binder	47	Managing Director

Philip A. McNeill	42	Managing Director

John M. Scheurer	49	Managing Director

John D. Shulman	39	Managing Director

Paul R. Tanen	35	Managing Director

Thomas H. Westbrook	38	Managing Director

G. Cabell Williams, III	47	Managing Director

Scott A. Somer	33	Director of Financial Operations

Suzanne V. Sparrow	36	Executive Vice President and Secretary

Biographical Information

Directors

      Messrs. Walton and Williams, Jr. are interested persons, as defined in the Investment Company Act of 1940, due to their positions as officers of the Company. No other director of the Company is an interested person within the meaning of the Investment Company Act of 1940.

      William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. He has served on Allied Capital’s board of directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation, a mezzanine buyout firm, and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brother Kuhn Loeb’s Investment Banking Group. Mr. Walton also founded and managed two start-up businesses, Success Lab, Inc. and Language Odyssey, in the emerging education industry (1992-1996). Mr. Walton is a director of Riggs National Corporation and the National Venture Capital Association.

      George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity’s inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

      Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa Rica) Renewable Energy and Energy Efficiency Fund, Terra Capital Investors Limited, the Solar Development Foundation, and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

      John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, Tudor Place Foundation, National Rehabilitation Hospital and the National Organization on Disability, and he serves as a Trustee of The Washington Ballet. He was a director of Bryn Mawr Bank Corporation from 1998 to 2001.

      Anthony T. Garcia has been the Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, since January 2002. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Lawrence I. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. He also serves as director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), Trustee of The Allbritton Foundation and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998) and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., and The Wills Group, and is Chairman of Gallagher Fluid Seals, Inc.

      Robert E. Long has been the CEO and Director of Goodwyn, Long & Black Investment Management, Inc. since 1997, and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc. and Graphic Computer Solutions, Inc.

      Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a director of BB&T Bank (formerly Franklin National Bank) from 1996 to 2000, a Trustee of Suburban Hospital from 1991 to 1994, and a Trustee of The Audubon Naturalist Society from 1979 to 1985.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington and Federal Center Plaza Corporation. He is also a Trustee Emeritus of The Catholic University of America.

      Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

Executive Officers who are not Directors

      Joan M. Sweeney, Chief Operating Officer, has been employed by the Company since 1993. Ms. Sweeney oversees the Company’s daily operations. Prior to joining the Company, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand and the SEC Division of Enforcement.

      Penni F. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for the Company’s financial operations. Prior to joining the Company, Ms. Roll was an Audit Manager at KPMG.

      Scott S. Binder, Managing Director, has worked with the Company’s private finance investment group since 1991. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He also has worked in the specialty finance and leasing industry.

      Philip A. McNeill, Managing Director, has been employed by the Company in the private finance investment group since 1993. Prior to joining the Company, Mr. McNeill served as Vice President of M&T Capital Corporation. Before entering the private finance industry, he was Founding Director of City National Bank of Weatherford, Oklahoma.

      John M. Scheurer, Managing Director, has been employed by the Company in the commercial real estate investment group since 1991. Prior to joining the Company, Mr. Scheurer worked with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter Associates, a leasing and consulting real estate firm in the Washington, DC area.

      John D. Shulman, Managing Director, has been employed by the Company in the private finance investment group since 2001. Prior to joining the Company, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a Director of ChemLink Laboratories LLC and as a member of the investment committee of Taiwan Mezzanine Funds.

      Paul R. Tanen, Managing Director, has been employed by the Company in the private finance investment group since 2000. Prior to joining the Company, Mr. Tanen served as a Managing Director at Ridgefield Partners and was a Founding Member of the private equity group at Charter Oak Partners.

      Thomas H. Westbrook, Managing Director, has been employed by the Company in the private finance investment group since 1991. Prior to joining the Company, Mr. Westbrook worked with North Carolina Enterprise Fund and was a Lending Officer in NationsBank’s corporate lending unit.

      G. Cabell Williams, III, Managing Director, has been employed by the Company in the private finance investment group since 1981. Mr. Williams has served in many capacities during his tenure with the Company.

      Scott A. Somer, Director of Financial Operations, has been employed by the Company since 1998. Mr. Somer is responsible for managing the accounting and loan servicing activities. Prior to joining the Company, Mr. Somer was an Audit Manager at KPMG.

      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed with the Company since 1987. Ms. Sparrow manages the Company’s investor relations activities.

Employment Agreements

      The Company has entered into employment agreements with eight senior executives of the Company, including William L. Walton, the Company’s Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and John M. Scheurer, Managing Director. Each of the agreements provides for a three-year term, with annual renewals thereafter, and specifies each executive’s compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

      The annual base salary on the effective date of the employment agreements of Mr. Walton, Ms. Sweeney, and Mr. Scheurer was $405,000, $256,500, and $256,500, respectively. The Board of Directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Board of Directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Board in its sole discretion. Under each agreement, each executive also is entitled to participate in the Company’s Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award will vest and be payable in six equal installments on June 30th and December 31st of each year from 2001 through 2003. Mr. Walton will be eligible for a long-term cash retention award of $3,375,000, or $1,125,000 per year, over the performance period; Ms. Sweeney will be eligible for $2,550,000, or $850,000 per year; and Mr. Scheurer will be eligible for $2,115,000, or $705,000 per year.

      Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Scheurer. Severance pay shall include the continuation of the employee’s base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

      If, within 12 months after a change of control (as defined in the employment agreements) termination of employment occurs either by the executive officer or the Company, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Scheurer, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of the agreement, the Company would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the Internal Revenue Code.

      The other employment agreements carry terms substantially similar to those of Mr. Scheurer’s agreement, as described herein.

Compensation Plans

Stock Option Plan

      The Company’s stock option plan (the “Stock Option Plan”) is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in the Company’s performance. The Stock Option Plan was approved by shareholders at the Special Meeting of Shareholders on November 26, 1997. On May 9, 2000, the Company’s stockholders amended the Stock Option Plan to increase the authorized shares under the plan to 12,350,000 shares as well as make certain other administrative changes.

      The Committee’s principal objective in awarding stock options to the eligible officers of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value and will have value only if the Company’s stock price increases. The Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with the Company and other factors. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration.

      For the year ended December 31, 2001, a total of 2,800,323 options were granted, including grants made by the Company’s compensation committee to certain officers and automatic grants to non-officer directors of the Company. These options generally vest over a three-year period except that grants to non-officer directors vest immediately. See “Control Persons and Principal Holders of Securities” in the SAI for currently exercisable options granted to certain executive officers and non-officer directors.

      On September 8, 1999, the Company received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

      The Company has submitted an amendment to the Company’s Stock Option Plan to the stockholders for approval at the Annual Meeting of Stockholders on May 7, 2002. The amendment would increase the number of shares available under the Stock Option Plan to 25,950,000.

401(k) Plan

      The Company maintains a 401(k) plan (the “401(k) Plan”). All employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan of up to $11,000 annually for the 2002 plan year, and to direct the investment of these contributions. The 401(k) Plan allows eligible participants to invest in shares of the Company’s common stock, among other investment options. In addition, the Company expects to contribute to each eligible participant (i.e., employees with one hour of service) up to 5% of each participant’s cash compensation for the year, up to a maximum compensation of $170,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of contribution. Employer contributions that exceed $8,500 (5% of $170,000 cash compensation) are directed to the participant’s deferred compensation plan account. On December 31, 2001, the 401(k) Plan held less than 1% of the outstanding shares of the Company.

Deferred Compensation Plan

      The Company maintains a deferred compensation plan. The deferred compensation plan is an unfunded plan as defined by the Internal Revenue Code of 1986, as amended, that provides for the deferral of compensation by employees and consultants of the Company. Employees and consultants of the Company are eligible to participate in the plan at such time and for such period as designated by the Board of Directors. The deferred compensation plan is administered through a trust, and the Company funds this plan through cash contributions.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to the Company and to an investment in the common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the common stock.

      This summary is intended to apply to investments in common stock and assumes that investors hold the common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if the Company invested in tax-exempt securities or certain other investment assets.

      This summary does not discuss the consequences of investments in preferred stock or debt securities of the Company. The tax consequences of an offering of preferred stock or debt securities of the Company will be discussed in a prospectus supplement relating to or for such offering.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in the common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in the common stock.

Taxation as a RIC

      The Company intends to be treated for tax purposes as a “regulated investment company” or “RIC” under Subchapter M of the Code. If the Company (i) qualifies as a RIC and (ii) distributes to stockholders in a timely manner at least 90% of its “investment company taxable income,” as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the “90% Distribution Requirement”) each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as “deemed distributed”) to stockholders. In addition, if the Company distributes in a timely manner an amount equal to the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98% of its capital gain net income for the one-year period ending December 31 in that calendar year, and (iii) any income not distributed in prior years, the Company will not be subject to the 4%

nondeductible federal excise tax on certain undistributed income of RICs (the “Excise Tax Avoidance Requirements”). The Company generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings. The Company will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the stockholders.

      In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the “90% Income Test”); and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company’s assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company’s assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses (the “Diversification Tests”). The failure of one or more of the Company’s subsidiaries to continue to qualify as RICs could adversely affect the Company’s ability to satisfy the Diversification Tests.

      If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in the Company’s investment company taxable income for the year of accrual and may have to be distributed to the stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though the Company has not received any cash representing such income.

      Although it does not currently intend to do so, if the Company were to invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in the Company recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Company could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of its holding period for the investments. In addition, if the Company were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Company, defer losses to the Company, cause adjustments in the holding periods of the Company’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect the Company’s investment company taxable income or net capital gain for a taxable year and thus affect the amounts that the Company would be required to distribute to its stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Company’s ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Test. If the Company disposes of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, the Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of the Company’s distributions to its stockholders will be characterized as ordinary income (to the extent of the Company’s current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

      The remainder of this Summary assumes that the Company qualifies as a RIC and satisfies the 90% Distribution Requirement.

Taxation of Stockholders

      Distributions of the Company generally are taxable to stockholders as ordinary income or capital gains. Distributions of the Company’s investment company taxable income will be taxable as ordinary income to stockholders to the extent of the Company’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of the Company’s net capital gains properly designated by the Company as “capital gain dividends” will be taxable to a stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through the company’s DRIP plan). Distributions in excess of the Company’s earnings and profits first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder.

      At the Company’s option, the Company may elect to retain some or all of its net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Company will pay tax on the retained amount for the benefit of its stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since the Company expects to pay tax on any retained net capital gains at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option, it must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock may be disallowed if other shares of the Company’s common stock are purchased (under the Company’s DRIP or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the common stock of the company) that is lower than the maximum rate for other income. Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      The Company will send to each of its stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. The Company’s ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from the Company. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in the common stock.

      The Company may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies the Company that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Company, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

      Business Development Company (“BDC”). A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

      As a BDC, we may not acquire any asset other than “Qualifying Assets” unless, at the time we make the acquisition, our Qualifying Assets represent at least 70% of the value of our total assets (the “70% test”). The principal categories of Qualifying Assets relevant to our business are:

(1)	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than an SBIC wholly owned by a BDC (our investment in Allied Investment and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

(2)	Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

(3)	Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We will provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

      As a BDC, the Company is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC subsidiary, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See “Risk Factors.”

      We have adopted a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. A copy of the Code of Ethics may be reviewed at or obtained from the Commission. See “Where You Can Find More Information.”

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. Since we made our BDC election, we have not made any substantial change in the nature of our business.

      Regulated Investment Company (“RIC”). Our status as a RIC enables us to avoid the cost of federal taxation and generally avoid the cost of state taxation, and as a result achieve pre-tax investment returns. We believe that this tax advantage enables us to achieve strong equity returns without having to aggressively leverage our balance sheet.

      In order to qualify as a RIC, the Company must, among other things:

(1)	Continue to qualify as a BDC.

(2)	Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

      (3) Diversify its holdings so that

(a)	at least 50% of the value of the Company’s assets consists of cash, cash items, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company’s assets and 10% of the outstanding voting securities of the issuer, and

(b)	no more than 25% of the value of the Company’s assets are invested in securities (other than U.S. government securities) of any one issuer, or of two or more issuers that are controlled by the Company and which are engaged in same or similar or related trades or businesses.

(4)	Distribute at least 90% of its “investment company taxable income” each tax year to its shareholders. In addition, if the Company distributes in a timely manner (or treats as “deemed distributed”) an amount equal to the sum of 98% of its capital gain net income for each one year period ending on December 31, 98% of its ordinary income for each calendar year, and any income not distributed in prior years it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

      SBA Regulations. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the “1958 Act”), and has elected to be regulated as a BDC.

      SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

      Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

      Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $111.7 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its “associates,” as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $94.5 million of subordinated debentures and $7.0 million of preferred stock from the SBA at December 31, 2001; as a result of the $111.7 million limit, the Company is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest cost of 7.7%.

DIVIDEND REINVESTMENT PLAN

      We currently maintain an “opt out” dividend reinvestment plan (“DRIP plan”). Under the DRIP plan, if you own shares of common stock registered in your own name, our transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or the Company.

      Beginning on May 1, 2002, the Company’s DRIP plan will convert from an “opt out” plan to an “opt in” plan, and any new shares registered in your own name in a new account will automatically receive cash dividends, rather than reinvesting dividends in additional shares of common stock. Existing registered accounts will not be affected by this change and no existing instructions, either to receive cash dividends or to reinvest dividends, will be changed.

      A shareholder’s ability to participate in a DRIP plan may be limited according to how the shares of common stock are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a DRIP plan may need to register their shares of common stock in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in the Company’s annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is 800-937-5449.

      Under the DRIP plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the DRIP plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF SECURITIES

      The following summary of the Company’s capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”). Reference is made to the Charter for a detailed description of the provisions summarized below.

      On September 18, 2000, the Board of Directors voted unanimously to amend the Company’s Charter to increase its authorized capital stock (the “Capital Stock”) from 100,000,000 shares, $0.0001 par value, to 200,000,000 shares, and authorized management to hold a special meeting of shareholders on November 15, 2000 to seek shareholder approval for such amendment. The Charter amendment was approved by shareholders and the Charter amendment was filed with the state of Maryland on November 17, 2000.

      The Board of Directors may classify and reclassify any unissued shares of Capital Stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of Capital Stock.

Common Stock

      At April 10, 2002, there were 100,661,835 shares of common stock outstanding and 10,956,839 shares of common stock reserved for issuance under the Amended Stock Option Plan. The following are the outstanding classes of securities of the Company as of April 10, 2002:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Company	Exclusive of
	(1)	Amount	or for its	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	100,661,835

      All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by the Board of Directors out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all assets of the Company that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      In addition to shares of common stock, the articles of incorporation authorizes the issuance of preferred stock (“Preferred Stock”). The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements for the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the Preferred Stock, together with all other senior securities, must not exceed an amount equal to 50% of the Company’s total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer Preferred Stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

      The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Limitation on Liability of Directors

      The Company has adopted provisions in its charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders’ derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions

      The charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the charter and the bylaws.

Classified Board of Directors

      The charter provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of the Company’s management and policies.

Issuance of Preferred Stock

      The Board of Directors of the Company, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Maryland Corporate Law

      The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but not less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statue in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

Regulatory Restrictions

      Allied Investment, a wholly owned subsidiary, is an SBIC. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to $300,000,000 of our Securities. We may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable prospectus supplement.

      The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of common stock, the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value (“NAV”) per share of our common stock at the time of the offering.

      In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, the Company will authorize underwriters or other persons acting as the Company’s agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

LEGAL MATTERS

      The legality of the Securities offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      The Company’s and its subsidiaries’ investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as the Company’s transfer, dividend paying and reinvestment plan agent and registrar.

INDEPENDENT PUBLIC ACCOUNTANTS

      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

      On March 29, 2002, we selected KPMG LLP to serve as our independent public accountants for the fiscal year ended December 31, 2002. We dismissed Arthur Andersen LLP as our independent accountants effective upon completion of the December 31, 2001 audit. The decision to change accountants was approved by our Audit Committee and Board of Directors and will be submitted for ratification by our stockholders.

      In connection with the audits for the two most recent fiscal years and through April 3, 2002, (1) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there has been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The reports of Arthur Andersen on our financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      We have not consulted with KPMG during the last two years or the period from January 1, 2002 through April 3, 2002 on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion KPMG might issue on our financial statements.

      We requested that Arthur Andersen furnish a letter addressed to the SEC stating whether or not Arthur Andersen agrees with the above statements. A copy of such letter to the SEC was included as Exhibit 16.1 to a Form 8-K we filed with the SEC on April 3, 2002.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

General Information and History	B-2

Investment Objective and Policies	B-2

Management	B-2

Compensation of Executive Officers and Directors	B-2

Compensation of Directors	B-3

Stock Option Awards	B-3

Committees of the Board of Directors	B-5

Control Persons and Principal Holders of Securities	B-6

Investment Advisory Services	B-7

Safekeeping, Transfer and Dividend Paying Agent and Registrar	B-8

Brokerage Allocation and Other Practices	B-8

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	December 31,

	2001	2000
(in thousands, except number of share amounts)

ASSETS

Portfolio at value:
Private finance (cost: 2001-$1,553,966; 2000-$1,262,529)	$1,595,072	$1,282,467

Commercial real estate finance (cost: 2001-$732,636; 2000-$503,366)	734,518	505,534

Total portfolio at value	2,329,590	1,788,001

Other assets	130,234	63,367

Cash and cash equivalents	889	2,449

Total assets	$2,460,713	$1,853,817

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$876,056	$704,648

Revolving credit facilities	144,750	82,000

Accounts payable and other liabilities	80,784	30,477

Total liabilities	1,101,590	817,125

Commitments and Contingencies

Preferred stock	7,000	7,000

Shareholders’ equity:

Common stock, $0.0001 par value, 200,000,000 shares authorized; 99,607,396 and 85,291,696 shares issued and outstanding at December 31, 2001 and 2000, respectively	10	9

Additional paid-in capital	1,352,688	1,043,653

Notes receivable from sale of common stock	(26,028)	(25,083)

Net unrealized appreciation on portfolio	39,981	19,378

Distributions in excess of earnings	(14,528)	(8,265)

Total shareholders’ equity	1,352,123	1,029,692

Total liabilities and shareholders’ equity	$2,460,713	$1,853,817

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended
	December 31,

	2001	2000	1999
(in thousands, except per share amounts)

Interest and related portfolio income:

Interest and dividends	$240,464	$182,307	$121,112

Premiums from loan dispositions	2,504	16,138	14,284

Fees and other income	46,142	13,144	5,744

Total interest and related portfolio income	289,110	211,589	141,140

Expenses:

Interest	65,104	57,412	34,860

Employee	29,656	26,025	22,889

Administrative	15,299	15,435	12,350

Total operating expenses	110,059	98,872	70,099

Net operating income before net realized and unrealized gains	179,051	112,717	71,041

Net realized and unrealized gains:

Net realized gains	661	15,523	25,391

Net unrealized gains	20,603	14,861	2,138

Total net realized and unrealized gains	21,264	30,384	27,529

Net income before income taxes	200,315	143,101	98,570

Income tax benefit	412	—	—

Net increase in net assets resulting from operations	$200,727	$143,101	$98,570

Basic earnings per common share	$2.19	$1.95	$1.64

Diluted earnings per common share	$2.16	$1.94	$1.64

Weighted average common shares outstanding — basic	91,564	73,165	59,877

Weighted average common shares outstanding — diluted	93,003	73,472	60,044

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2001	2000	1999
(in thousands, except per share amounts)
Operations:

Net operating income before net realized and unrealized gains	$179,051	$112,717	$71,041

Net realized gains	661	15,523	25,391

Net unrealized gains	20,603	14,861	2,138

Income tax benefit	412	—	—

Net increase in net assets resulting from operations	200,727	143,101	98,570

Shareholder distributions:

Common stock dividends	(186,157)	(135,795)	(97,941)

Preferred stock dividends	(230)	(230)	(230)

Net decrease in net assets resulting from shareholder distributions	(186,387)	(136,025)	(98,171)

Capital share transactions:

Sale of common stock	286,888	250,912	164,269

Issuance of common stock for portfolio investments	5,157	86,076	—

Issuance of common stock upon the exercise of stock options	10,660	3,309	5,920

Issuance of common stock in lieu of cash distributions	6,331	4,773	4,610

Net (increase) decrease in notes receivable from sale of common stock	(945)	4,378	(5,725)

Net decrease in common stock held in deferred compensation trust	—	6,218	6,972

Other	—	(563)	(290)

Net increase in net assets resulting from capital share transactions	308,091	355,103	175,756

Total increase in net assets	$322,431	$362,179	$176,155

Net assets at beginning of period	$1,029,692	$667,513	$491,358

Net assets at end of period	$1,352,123	$1,029,692	$667,513

Net asset value per common share	$13.57	$12.11	$10.20

Common shares outstanding at end of period	99,607	85,057	65,414

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2001	2000	1999
(in thousands)
Cash flows from operating activities

Net increase in net assets resulting from operations	$200,727	$143,101	$98,570
Adjustments

Portfolio investments	(675,172)	(827,025)	(751,871)

Repayments of investment principal	74,461	111,031	139,561

Proceeds from investment sales	129,980	280,244	198,368

Change in accrued or reinvested interest and dividends	(51,554)	(32,245)	(12,842)

Changes in other assets and liabilities	1,290	3,472	2,376

Amortization of loan discounts and fees	(13,929)	(10,101)	(10,674)

Depreciation and amortization	994	925	788

Realized losses	9,446	13,081	6,145

Net unrealized gains	(20,603)	(14,861)	(2,138)

Net cash used in operating activities	(344,360)	(332,378)	(331,717)

Cash flows from financing activities

Sale of common stock	286,888	250,912	164,269

Collections of notes receivable from sale of common stock	5,090	6,363	195

Common dividends and distributions paid	(179,826)	(131,022)	(95,031)

Preferred stock dividends paid	(230)	(230)	(230)

Net borrowings under notes payable and debentures	166,150	217,298	254,000

Net borrowings under (repayments on) revolving lines of credit	62,750	(23,500)	4,500

Other financing activities	1,978	(3,149)	(2,906)

Net cash provided by financing activities	342,800	316,672	324,797

Net decrease in cash and cash equivalents	$(1,560)	$(15,706)	$(6,920)

Cash and cash equivalents at beginning of year	$2,449	$18,155	$25,075

Cash and cash equivalents at end of year	$889	$2,449	$18,155

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Ability One Corporation	Loans	$10,657	$10,657

ACE Products, Inc.	Loans	16,875	16,875

Acme Paging, L.P.	Debt Securities	6,992	6,992
	Limited Partnership Interest	3,640	2,184

Advantage Mayer, Inc.	Debt Securities	10,945	10,945
	Warrants	—	—

Allied Office Products, Inc.	Debt Securities	7,491	7,491
	Warrants	629	629

American Barbecue & Grill, Inc.	Warrants	125	—

American Home Care Supply, LLC	Debt Securities	6,906	6,906
	Warrants	579	1,579

American Physicians Services, Inc.	Debt Securities	40,194	40,194
(formerly Physicians Speciality Corporation)	Common Stock (79,567,042 shares)	1,000	100

Aspen Pet Products, Inc.	Loans	14,576	14,576
	Preferred Stock (1,860 shares)	1,981	1,981
	Common Stock (1,400 shares)	140	140

ASW Holding Corporation	Warrants	25	25

Aurora Communications, LLC	Loans	15,809	15,809
	Equity Interest	2,461	6,050

Autania AG(1)	Debt Securities	4,762	4,762
	Common Stock (250,000 shares)	2,261	2,261

Avborne, Inc.	Debt Securities	12,750	6,375
	Warrants	1,180	—

Bakery Chef, Inc.	Loans	17,018	17,018

Blue Rhino Corporation(1)	Debt Securities	13,816	13,816
	Warrants	1,200	2,000

Border Foods, Inc.	Debt Securities	9,313	9,313
	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

Business Loan Express, Inc.	Loan	6,000	6,000
	Debt Securities	76,242	76,242
	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,596	120,096
	Guaranty ($51,350 — See Note 3)	—	—

Camden Partners Strategic Fund II, L.P.	Limited Partnership Interest	1,295	1,295

CampGroup, LLC	Debt Securities	2,702	2,702
	Warrants	220	220

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	$3,250	$3,250

Celebrities, Inc.	Loan	244	244
	Warrants	12	550

Classic Vacation Group, Inc.(1)	Loan	6,399	6,399

Colibri Holding Corporation	Loans	3,464	3,464
	Preferred Stock (237 shares)	237	237
	Common Stock (3,362 shares)	1,250	1,250
	Warrants	290	290

The Color Factory Inc.	Loan	5,346	5,346
	Preferred Stock (600 shares)	788	788
	Common Stock (980 shares)	6,535	8,035

Component Hardware Group, Inc.	Debt Securities	10,774	10,774
	Preferred Stock (18,000 shares)	1,800	1,800
	Common Stock (2,000 shares)	200	200

Convenience Corporation of	Debt Securities	8,355	2,738
America	Preferred Stock (31,521 shares)	334	—
	Warrants	—	—

Cooper Natural Resources, Inc.	Debt Securities	1,750	1,750
	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

CorrFlex Graphics, LLC	Debt Securities	2,312	2,312
	Warrants	—	6,674
	Options	—	576

Coverall North America, Inc.	Loan	10,309	10,309
	Debt Securities	5,324	5,324
	Warrants	—	—

CPM Acquisition Corporation	Loan	9,604	9,604

Csabai Canning Factory Rt	Hungarian Quotas (9.2%)	700	—

CTT Holdings	Loan	1,388	1,388

CyberRep	Loan	1,109	1,109
	Debt Securities	14,209	14,209
	Warrants	660	3,310

The Debt Exchange Inc.	Preferred Stock (921,829 shares)	1,250	1,250

Directory Investment Corporation	Common Stock (470 shares)	112	32

Directory Lending Corporation	Series A Common Stock (34 shares)	—	—
	Series B Common Stock (6 shares)	8	—
	Series C Common Stock (10 shares)	22	—

Drilltec Patents &	Loan	10,918	9,262
Technologies Company, Inc.	Debt Securities	1,500	1,500
	Warrants	—	—

eCentury Capital Partners, L.P.	Limited Partnership Interest	1,875	1,800

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

EDM Consulting, LLC	Debt Securities	$1,875	$443
	Common Stock (100 shares)	250	—

El Dorado Communications, Inc.	Loans	306	306

Elexis Beta GmbH	Options	426	526

Elmhurst Consulting, LLC	Loan	7,762	7,762
	Common Stock (74 shares)	5,157	5,157

Eparfin S.A.	Loan	29	29

E-Talk Corporation	Debt Securities	8,852	6,509
	Warrants	1,157	—

Ex Terra Credit Recovery, Inc.	Preferred Stock (500 shares)	568	318
	Common Stock (2,500 shares)	—	—
	Warrants	—	—

Executive Greetings, Inc.	Debt Securities	15,938	15,938
	Warrants	360	360

Fairchild Industrial Products	Debt Securities	5,872	5,872
Company	Warrants	280	2,378

Foresite Towers, LLC	Equity Interest	15,500	15,500

FTI Consulting, Inc.(1)	Warrants	—	510

Galaxy American	Debt Securities	48,869	39,217
Communications, LLC	Options	—	—

Garden Ridge Corporation	Debt Securities	26,948	26,948
	Preferred Stock (1,130 shares)	1,130	1,130
	Common Stock (471 shares)	613	613

Gibson Guitar Corporation	Debt Securities	17,175	17,175
	Warrants	525	2,325

Ginsey Industries, Inc.	Loans	5,000	5,000
	Convertible Debentures	500	500
	Warrants	—	504

Global Communications, LLC	Loan	1,990	1,990
	Debt Securities	14,884	14,884
	Equity Interest	11,067	11,067
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	5,976

Grant Television II LLC	Options	492	492

Grotech Partners, VI, L.P.	Limited Partnership Interest	1,463	1,060

The Hartz Mountain Corporation	Debt Securities	27,408	27,408
	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

HealthASPex, Inc.	Preferred Stock (1,036,700 shares)	4,752	3,890
	Preferred Stock (414,680 shares)	760	622
	Common Stock (1,451,380 shares)	4	—

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

HMT, Inc.	Debt Securities	$8,995	$8,995
	Common Stock (300,000 shares)	3,000	3,000
	Warrants	1,155	1,155

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	315

Icon International, Inc.	Common Stock (37,821 shares)	1,219	1,519

Impact Innovations Group, LLC	Debt Securities	6,598	6,598
	Warrants	1,674	1,674

Intellirisk Management Corporation	Loans	22,334	22,334

International Fiber Corporation	Debt Securities	22,257	22,257
	Common Stock (1,029,068 shares)	5,483	6,982
	Warrants	550	700

iSolve Incorporated	Preferred Stock (14,853 shares)	874	—
	Common Stock (13,306 shares)	14	—

Jakel, Inc.	Loan	22,291	22,291

JRI Industries, Inc.	Debt Securities	1,972	1,972
	Warrants	74	74

Julius Koch USA, Inc.	Debt Securities	1,066	1,066
	Warrants	259	7,000

Kirker Enterprises, Inc.	Warrants	348	3,501
	Equity Interest	4	4

Kirkland’s, Inc.	Debt Securities	7,676	7,676
	Preferred Stock (917 shares)	412	412
	Warrants	96	96

Kyrus Corporation	Debt Securities	7,810	7,810
	Warrants	348	348

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,487	3,487
	Common Stock (64,535 shares)	142	142

The Loewen Group, Inc.(1)	High-Yield Senior Secured Debt	15,150	12,440

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	5,000

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213

Magna Card, Inc.	Debt Securities	153	153
	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	1,204	1,204
	Common Stock (156 shares)	42	2,042

Matrics, Inc.	Preferred Stock (511,876 shares)	500	500

MedAssets.com, Inc.	Debt Securities	14,949	14,949
	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	136

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Mid-Atlantic Venture Fund IV, L.P.	Limited Partnership Interest	$2,475	$1,586

Midview Associates, L.P.	Warrants	—	—

Monitoring Solutions, Inc.	Debt Securities	1,823	153
	Common Stock (33,333 shares)	—	—
	Warrants	—	—

MortgageRamp.com, Inc.	Common Stock (800,000 shares)	3,860	3,860

Morton Grove	Loan	16,150	16,150
Pharmaceuticals, Inc.	Preferred Stock (106,947 shares)	5,000	9,000

Most Confiserie GmbH & Co KG	Loan	933	933

MVL Group, Inc.	Loan	1,856	1,856
	Debt Securities	14,806	14,806
	Warrants	643	643

NetCare, AG	Loan	811	811

NETtel Communications, Inc.	Debt Securities	11,334	4,334

Nobel Learning Communities,	Debt Securities	9,656	9,656
Inc.(1)	Preferred Stock (265,957 shares)	2,000	2,000
	Warrants	575	575

North American Archery, LLC	Loans	1,390	840
	Convertible Debentures	2,248	2,008

Northeast Broadcasting Group, L.P.	Debt Securities	310	310

Novak Biddle Venture Partners III, L.P.	Limited Partnership Interest	330	330

Nursefinders, Inc.	Debt Securities	11,341	11,341
	Warrants	900	1,500

Onyx Television GmbH	Preferred Units (600,000 shares)	201	201

Opinion Research Corporation(1)	Debt Securities	14,186	14,186
	Warrants	996	996

Oriental Trading Company, Inc.	Loan	128	128
	Debt Securities	12,719	12,719
	Preferred Equity Interest	1,500	1,793
	Common Equity Interest	—	—
	Warrants	13	295

Outsource Partners, Inc.	Debt Securities	23,994	23,994
	Warrants	826	826

Packaging Advantage	Debt Securities	11,586	11,586
Corporation	Common Stock (200,000 shares)	2,000	2,000
	Warrants	963	963

Pico Products, Inc.	Loan	1,406	1,406

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Polaris Pool Systems, Inc.	Debt Securities	$6,581	$6,581
	Warrants	1,050	1,050

Powell Plant Farms, Inc.	Loan	16,993	16,993

Proeducation GmbH	Loan	206	206

Professional Paint, Inc.	Debt Securities	21,409	21,409
	Preferred Stock (15,000 shares)	17,215	17,215
	Common Stock (110,000 shares)	69	3,069

Progressive International	Debt Securities	3,958	3,958
Corporation	Preferred Stock (500 shares)	500	500
	Common Stock (197 shares)	13	13
	Warrants	—	—

Prosperco Finanz Holding AG	Debt Securities	4,899	4,899
	Common Stock (1,528 shares)	956	956
	Warrants	—	—

Raytheon Aerospace, LLC	Debt Securities	5,051	5,051
	Equity Interest	—	—

Redox Brands, Inc.	Debt Securities	9,462	9,462
	Warrants	584	584

Schwinn Holdings Corporation	Debt Securities	10,195	1,835

Seasonal Expressions, Inc.	Preferred Stock (1,000 shares)	500	—

Simula, Inc.(1)	Loan	19,914	19,914

Soff-Cut Holdings, Inc.	Debt Securities	8,569	8,569
	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200
	Warrants	446	446

Southwest PCS, LLC	Loan	8,243	8,243

Spa Lending Corporation	Preferred Stock (28,625 shares)	485	375
	Common Stock (6,208 shares)	25	18

Staffing Partners Holding	Debt Securities	4,992	4,992
Company, Inc.	Preferred Stock (414,600 shares)	2,073	2,073
	Common Stock (50,200 shares)	50	50
	Warrants	10	10

Startec Global Communications	Loan	22,815	22,815
Corporation(1)	Debt Securities	21,286	10,301
	Common Stock (258,064 shares)	3,000	—
	Warrants	—	—

STS Operating, Inc.	Common Stock (3,000,000 shares)	3,177	3,177

SunSource Inc. (The Hillman	Debt Securities	40,071	40,071
Companies, Inc.)	Common Stock (6,890,937 shares)	57,156	57,156

SunStates Refrigerated	Loans	6,062	4,573
Services, Inc.	Debt Securities	2,445	877

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2001
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Sure-Tel, Inc.	Loan	$1,207	$1,207
	Preferred Stock (1,116,902 shares)	4,642	4,642
	Warrants	662	662
	Options	—	—

Sydran Food Services II, L.P.	Debt Securities	12,973	12,973
	Equity Interest	3,909	3,909

Total Foam, Inc.	Debt Securities	263	127
	Common Stock (910 shares)	10	—

Tubbs Snowshoe	Debt Securities	3,913	3,913
Company, LLC	Equity Interests	500	500
	Warrants	54	54

United Pet Group, Inc.	Debt Securities	4,965	4,965
	Warrants	15	15

Updata Venture Partners, II, L.P.	Limited Partnership Interest	2,300	3,865

Velocita, Inc.	Debt Securities	11,677	11,677
	Warrants	3,540	3,540

Venturehouse Group, LLC	Equity Interest	667	398

Walker Investment Fund II, LLLP	Limited Partnership Interest	1,000	743

Warn Industries, Inc.	Debt Securities	18,624	18,624
	Warrants	1,429	3,129

Williams Brothers Lumber	Warrants	24	322
Company

Wilmar Industries, Inc.	Debt Securities	32,839	32,839
	Warrants	3,169	3,169

Wilshire Restaurant Group, Inc.	Debt Securities	15,106	15,106
	Warrants	735	735

Wilton Industries, Inc.	Loan	12,000	12,000

Woodstream Corporation	Loan	572	572
	Debt Securities	7,631	7,631
	Equity Interests	1,700	4,547
	Warrants	450	1,203

Wyo-Tech Acquisition	Debt Securities	12,588	12,588
Corporation	Preferred Stock (100 shares)	3,700	3,700
	Common Stock (99 shares)	100	44,100

Total private finance (136 investments)		$1,553,966	$1,595,072

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

	Stated
	Interest	Face	Cost	Value

Commercial Real Estate Finance

CMBS
Mortgage Capital Funding, Series 1998-MC3	5.5%	$54,491	$26,888	$26,888
Morgan Stanley Capital I, Series 1999-RM1	6.4%	51,046	21,462	21,462
COMM 1999-1	5.6%	74,879	35,636	35,636
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	45,527	22,272	22,272
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	96,432	44,732	44,732
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	34,856	16,304	16,304
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	29,005	11,326	11,326
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	43,046	20,535	20,535
FUNB CMT, Series 1999-C4	6.5%	49,287	22,253	22,253
Heller Financial, HFCMC Series 2000 PH-1	6.8%	45,456	18,657	18,657
SBMS VII, Inc., Series 2000-NL1	7.2%	24,230	13,309	13,309
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	40,502	19,481	19,481
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	41,084	19,418	19,418
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,471	11,455	11,455
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	58,786	29,050	29,050
JP Morgan-CIBC-Deutsche 2001	5.8%	60,889	29,584	29,584
Lehman Brothers-UBS Warburg 2001-C4	6.4%	65,130	32,326	32,326
SBMS VII, Inc., Series 2001-C1	6.1%	54,780	25,267	25,267
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	57,039	28,103	28,103
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	84,482	46,176	46,176
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	55,432	24,075	24,075
SBMS VII, Inc., Series 2001-C2	6.2%	72,422	40,037	40,037
Crest 2001-1, Ltd. (collateralized debt obligation)		24,207	24,207	24,207

Total CMBS		$1,194,479	$582,553	$582,553

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	7	$3,404	$5,100
	7.00%- 8.99%	30	34,583	36,589
	9.00%-10.99%	16	13,617	13,618
	11.00%-12.99%	14	11,977	11,979
	13.00%-14.99%	7	12,455	12,251
	15.00% and above	2	84	60

Total commercial mortgage loans		76	$76,120	$79,597

Residual Interest			$70,179	$69,879
Real Estate Owned			3,784	2,489

Total commercial real estate finance			$732,636	$734,518

Total portfolio			$2,286,602	$2,329,590

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests and generally non-income producing and restricted.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single-member limited liability companies established primarily to hold real estate properties. In April 2001, ACC established a subsidiary, A.C. Corporation (“AC Corp”), which provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      ACC also owned Allied Capital SBLC Corporation (“Allied SBLC”), a BDC licensed by the Small Business Administration (“SBA”) as a Small Business Lending Company and a participant in the SBA Section 7(a) Guaranteed Loan Program. On December 31, 2000, ACC acquired BLC Financial Services, Inc. as a private portfolio company, which then changed its name to Business Loan Express, Inc. (“BLX”). As a part of the transaction, Allied SBLC was recapitalized as an independently managed, private portfolio company on December 28, 2000 and ceased to be a consolidated subsidiary of the Company at that time. Allied SBLC was then subsequently merged into BLX. The results of the operations of Allied SBLC are included in the consolidated financial results of ACC and its subsidiaries for 1999 and for 2000 through December 27, 2000.

      Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gain. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests in private and undervalued public companies and CMBS in a variety of industries and in diverse geographic locations.

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2000 and 1999 balances to conform with the 2001 financial statement presentation.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

  Valuation of Portfolio Investments

      The Company, as a BDC, invests primarily in illiquid securities including the debt and equity of private companies and non-investment grade CMBS. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values its securities at fair value as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that privately negotiated securities increase in value over a long period of time, that the Company does not intend to trade the securities, and that no ready market exists. The Company’s valuation policy is intended to provide a consistent, conservative basis for establishing the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an asset has been impaired and full collection for the loan or realization of an equity security is doubtful. Conversely, the Company will record unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and, therefore, the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets, such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether a private investment has increased in value. The value of investments in public securities are determined using quoted market prices discounted for illiquidity and restrictions on resale.

  Loans and Debt Securities

      For loans and debt securities, value normally corresponds to cost unless the borrower’s condition or external factors lead to a determination of value at a lower amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

  Equity Securities

      Equity interests in portfolio companies for which there is no liquid public market are valued based on various factors, including cash flow from operations and other pertinent factors such as

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

recent offers to purchase a portfolio company’s securities or other liquidation events. The determined values are generally discounted to account for liquidity issues and minority control positions.

      The value of the Company’s equity interests in public companies for which market prices are readily available is based upon the average of the closing public market price for the last three trading days up to and including the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. Dividend income is recorded on cumulative preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

  Commercial Mortgage-Backed Securities (“CMBS”)

      CMBS is carried at fair value. Fair value is based upon a discounted cash flow model which utilizes prepayment and loss assumptions based upon historical experience, economic factors and the characteristics of the underlying cash flow. The Company’s assumption with regard to discount rate is based upon the yield of comparable securities. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, and actual and estimated prepayment speeds. Changes in estimated yield are currently recognized as an adjustment to the estimated yield over the remaining life of the CMBS. The Company recognizes unrealized depreciation on its CMBS whenever it determines that the value of its CMBS is less than the cost basis. The Company generally invests in CMBS bonds with the intention of holding the bonds to their maturity.

  Residual Interest

      The Company values its residual interest from a previous securitization and recognizes income using the same accounting policies used for the CMBS. The residual interest spread is carried at fair value based on discounted estimated future cash flows. The Company recognizes income from the residual interest spread using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  Net Realized and Unrealized Gains

      Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  Fee Income

      Fee income includes fees for diligence, structuring, transaction services, management services and investment advisory services rendered by the Company to portfolio companies and other third parties. Diligence, structuring and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

  Deferred Financing Costs

      Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  Derivative Financial Instruments

      The Company may or may not use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized gains during the reporting period.

  Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

  Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and will record a provision for income taxes.

  Per Share Information

      Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

  Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio

  Private Finance

      At December 31, 2001 and 2000, the private finance portfolio consisted of the following:

	2001			2000

	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
Loans and debt securities	$1,169,673	$1,107,890	14.8%	$983,887	$966,257	14.6%

Equity interests	384,293	487,182		278,642	316,210

Total	$1,553,966	$1,595,072		$1,262,529	$1,282,467

      Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company.

      Debt securities typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

      Equity interests consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held in anticipation for investment appreciation and ultimate gain on sale.

      At December 31, 2001 and 2000, the Company had an investment totaling $227,449,000 and $204,080,000, respectively, in Business Loan Express, Inc. (“BLX”), a small business lender that participates in the SBA Section 7(a) Guaranteed Loan Program. The Company owns 94.9% of BLX’s common stock. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) on BLX’s 3-year unsecured revolving credit facility for $124,000,000. The amount guaranteed by the Company at December 31, 2001 was $51,350,000. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2001. In consideration for providing this guaranty, BLX pays the Company an annual guaranty fee, which totaled $2,285,000 in 2001.

      At December 31, 2001, the Company had an investment in SunSource Inc. totaling $97,227,000. The Company owns 93.2% of SunSource’s common stock. SunSource is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage and other small hardware components to hardware retailers, and its primary operations are located in Cincinnati, Ohio.

      At December 31, 2001 and 2000, approximately 98% of the Company’s private finance loan portfolio was composed of fixed interest rate loans. At December 31, 2001 and 2000, loans and debt securities with a value of $93,744,000 and $72,966,000, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The geographic and industry compositions of the private finance portfolio at value at December 31, 2001 and 2000 were as follows:

	2001	2000

Geographic Region

Mid-Atlantic	43%	43%

West	19	17

Midwest	17	18

Southeast	14	12

Northeast	5	8

International	2	2

Total	100%	100%

Industry

Consumer products	28%	26%

Business services	22	24

Financial services	15	16

Industrial products	10	9

Retail	5	5

Education	5	3

Telecommunications	4	6

Broadcasting & cable	4	5

Other	7	6

Total	100%	100%

  Commercial Real Estate Finance

      At December 31, 2001 and 2000, the commercial real estate finance portfolio consisted of the following:

	2001			2000

	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
CMBS	$582,553	$582,553	14.8%	$310,887	$311,320	15.4%

Loans	76,120	79,597	7.7%	102,957	106,413	9.1%

Residual interest	70,179	69,879	9.4%	82,020	81,720	9.5%

Real estate owned	3,784	2,489		7,502	6,081

Total	$732,636	$734,518		$503,366	$505,534

  CMBS

      At December 31, 2001 and 2000, the CMBS portfolio consisted of the following:

	2001		2000

	Cost	Value	Cost	Value
(in thousands)
CMBS bonds	$558,346	$558,346	$310,887	$311,320

Collateralized debt obligation	24,207	24,207	—	—

Total	$582,553	$582,553	$310,887	$311,320

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      CMBS Bonds. At December 31, 2001 and 2000, the CMBS bonds, which were purchased from the original issuer, consisted of the following:

	2001	2000
($ in thousands)
Face	$1,170,272	$675,764

Original issue discount	(611,926)	(364,877)

Cost	$558,346	$310,887

Value	$558,346	$311,320

Yield	14.7%	15.4%

      The non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the Company’s most subordinate tranch will bear this loss first. At December 31, 2001, the Company’s CMBS bonds were subordinate to 91% to 97% of the tranches of various CMBS bond issuances. At December 31, 2001, 0.42% of the underlying collateral loans were over 30 days delinquent.

      The underlying rating classes of the CMBS were as follows:

	2001		2000

		Percentage		Percentage
	Value	of Total	Value	of Total
($ In Thousands)
BB+	$24,785	4.4%	$—	—%

BB	69,404	12.4	8,472	2.7

BB-	67,460	12.1	37,061	11.9

B+	103,560	18.6	59,827	19.3

B	131,362	23.5	89,999	28.9

B-	73,572	13.2	56,665	18.2

CCC	8,893	1.6	7,857	2.5

Unrated	79,310	14.2	51,439	16.5

Total	$558,346	100.0%	$311,320	100.0%

      At December 31, 2001 and 2000, the CMBS bonds were secured by approximately 3,800 and 2,600 commercial mortgage loans with a total outstanding principal balance of $20.5 billion and $12.7 billion, respectively. The geographic composition and the property types of the underlying mortgage loans securing the CMBS calculated using the outstanding principal balance at

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

December 31, 2001 and using the underwritten principal balance at December 31, 2000 were as follows:

	2001	2000

Geographic Region

West	32%	31%

Mid-Atlantic	24	23

Midwest	21	22

Southeast	17	19

Northeast	6	5

Total	100%	100%

Property Type

Retail	31%	32%

Housing	27	30

Office	22	21

Hospitality	7	8

Other	13	9

Total	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. The initial yield on each CMBS bond has been computed assuming an approximate 1% loss rate on its entire underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six and nine. As each CMBS bond ages, the amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as necessary. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

  Collateralized Debt Obligation

      At December 31, 2001, the Company owned preferred shares in one collateralized debt obligation (“CDO”) secured by investment grade unsecured bonds issued by various real estate investment trusts and non-investment grade CMBS. The non-investment grade CMBS collateral consists of BB+, BB and BB- CMBS bonds with a face amount of $146,664,000 that are senior in priority of repayment to certain lower rated CMBS bonds held by the Company, which were purchased in 11 different CMBS issuances. The preferred shares are junior in priority for payment of principal to the more senior tranches of debt issued by the CDO. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. The yield on the CDO at December 31, 2001 was 16.9%.

      The Company acts as the disposition consultant with respect to the CDO, which allows the Company to approve disposition plans for individual collateral securities. For these services, the Company collects an annual fee of 0.03% of the outstanding collateral pool balance, and for the year ended December 31, 2001, this fee totaled $108,000.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

  Loans

      The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers.

      At December 31, 2001 and 2000, approximately 76% and 24%, and 69% and 31% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2001 and 2000, loans with a value of $15,241,000 and $14,433,000, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      In December 2000, the Company purchased commercial mortgage loans with a face amount of $6,538,000 for $5,427,000 from Business Mortgage Investors, Inc., a company managed by ACC.

      The geographic composition and the property types securing the commercial mortgage loan portfolio at value at December 31, 2001 and 2000 were as follows:

	2001	2000

Geographic Region

Southeast	36%	39%

Mid-Atlantic	23	22

West	20	20

Midwest	16	14

Northeast	5	5

Total	100%	100%

Property Type

Office	34%	30%

Hospitality	25	28

Retail	21	19

Recreation	4	9

Other	16	14

Total	100%	100%

  Residual Interest

      At December 31, 2001 and 2000, the residual interest consisted of the following:

	2001		2000

	Cost	Value	Cost	Value
(in thousands)
Residual interest	$68,853	$68,853	$78,723	$78,723

Residual interest spread	1,326	1,026	3,297	2,997

Total	$70,179	$69,879	$82,020	$81,720

      The residual interest primarily consists of a retained interest totaling $68,853,000 from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million. The Company retained a trust certificate for its residual interest in the loan pool sold, and will receive interest income from this residual interest as well as the residual interest spread (“Residual”) from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds. As of December 31, 2001 and 2000, the mortgage loan pool had an approximate weighted average stated interest rate of 9.3%. The three bond classes sold had an aggregate weighted average interest rate of 6.6% and 6.5% as of December 31, 2001 and 2000, respectively.

      The Company uses a discounted cash flow methodology for determining the value of its retained Residual. The discounted cash flow methodology includes the use of a cash flow model to project the gross cash flows from the underlying commercial mortgage pool that serve as collateral for the Company’s Residual. The gross cash flows are based on the respective loan attributes of each commercial mortgage, such as the interest rate, original loan amount, prepayment lockout period and term to maturity, contained within a commercial mortgage pool.

      The underlying gross mortgage cash flows from the commercial mortgage pool may be affected by numerous assumptions and variables including:

(i)	the receipt of mortgage payments earlier than projected (“prepayment risk”);

(ii)	delays in the receipt of monthly cash flow distributions to CMBS as a result of mortgage loan defaults;

(iii)	increases in the timing and/or amount of credit losses on the underlying commercial mortgage loans; and

(iv)	the discount rate used to derive the value of the Company’s Residual.

      In determining the cash flow of the Residual, the Company assumes a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $1.1 million of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions result in an expected weighted average life of the bonds of 0.5 years. The value of the resulting Residual cash flows is then determined by applying a discount rate of 9% which, in the Company’s view, is commensurate with the market’s perception of risk of comparable assets.

  Underlying Collateral

      As of December 31, 2001 and 2000, the underlying collateral balance of the Residual was $115,091,000 and $147,800,000. At December 31, 2001, the underlying collateral loans include $7,000,000 at value that is greater than 120 days delinquent. As of December 31, 2001, the Company had experienced total credit losses on the underlying collateral loans of $100,000 since 1998.

  Adverse Changes in the Discount Rates.

      The determination of the discount rate is dependent on many quantitative and qualitative factors, such as the market’s perception of the issuers and the credit fundamentals of the commercial real estate underlying each pool of commercial mortgage loans. The Company assumed that the discount rate used to value its Residual increased by 10% and 20% to 9.9% and 10.8%, respectively. The increase in the discount rate by 0.9% and 1.8%, respectively, resulted in a corresponding decline in

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

the value of the Company’s Residual by approximately $500,000 (or 0.7%) and $996,000 (or 1.4%), respectively.

  Adverse Changes in Prepayment Speed

      The Company increased the prepayment speed of the underlying collateral used in its discounted cash flow methodology while keeping all other original assumptions constant to demonstrate the impact of prepayments exceeding those currently anticipated by the Company’s management on the value of its Residual. The Company increased the level of future anticipated prepayments by 10% and 20%, which resulted in no decline in the value of the Residual.

  Adverse Changes in Credit Losses

      The Company increased the amount of credit losses of the underlying collateral used in its discounted cash flow methodology while keeping all other original assumptions constant to demonstrate the impact of credit losses exceeding those currently anticipated by the Company’s management on the value of its Residual. The Company increased the level of future anticipated credit losses by 10% and 20%, which resulted in a corresponding decline in the value of the Residual by $106,000 (or 0.15%) and $213,000 (or 0.31%), respectively.

  Small Business Finance

      The Company, through its former subsidiary, Allied SBLC, participated in the SBA’s Section 7(a) Guaranteed Loan Program. As discussed in Note 1, Allied SBLC was no longer a subsidiary of the Company at December 31, 2000. As a result, the Company’s small business portfolio had no balance at December 31, 2000.

Note 4. Debt

      The Company records debt at cost. At December 31, 2001 and 2000, the Company had the following debt:

	2001		2000

	Facility	Amount	Facility	Amount
	Amount	Drawn	Amount	Drawn
(in thousands)
Notes payable and debentures:

Unsecured long-term notes payable	$694,000	$694,000	$544,000	$544,000

SBA debentures	101,800	94,500	87,350	78,350

Auction rate reset note	81,856	81,856	76,598	76,598

OPIC loan	5,700	5,700	5,700	5,700

Total notes payable and debentures	883,356	876,056	713,648	704,648

Revolving line of credit	497,500	144,750	417,500	82,000

Total	$1,380,856	$1,020,806	$1,131,148	$786,648

  Notes Payable and Debentures

      Unsecured Long-Term Notes Payable. The Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

have terms of five or seven years. At December 31, 2001, the notes had remaining maturities of two to five years. The weighted average fixed interest rate on the notes was 7.6% and 7.8% at December 31, 2001 and 2000, respectively. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      SBA Debentures. At December 31, 2001 and 2000, the Company had debentures payable to the SBA with terms of ten years and at fixed interest rates ranging from 2.4% to 8.2% and 6.6% to 9.6%, respectively. At December 31, 2001, the debentures had remaining maturities of three to ten years. The weighted average interest rate was 6.7% and 7.6% at December 31, 2001 and 2000, respectively. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

      Auction Rate Reset Note. The Company has an Auction Rate Reset Senior Note Series A that matures on December 2, 2002, and bears interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.75%, which adjusts quarterly. Interest is due quarterly and the Company, at its option, may pay or defer and capitalize such interest payments. The amount outstanding on the note will increase as interest due is deferred and capitalized.

      As a means to repay the note, the Company has entered into an agreement to issue debt, equity or other securities in one or more public or private transactions in an amount at least equal to the outstanding principal balance, or prepay the note, on or before August 31, 2002. If the note is prepaid, the Company will pay a fee equal to 0.5% of the aggregate amount of the note outstanding.

      Scheduled future maturities of notes payable and debentures at December 31, 2001, are as follows:

Amount Maturing
Year	(in thousands)

2002	$81,856

2003	140,000

2004	221,000

2005	179,000

2006	180,700

Thereafter	73,500

Total	$876,056

  Revolving Line of Credit

      The Company has an unsecured revolving line of credit for $497,500,000. The facility may be expanded up to $600,000,000 at the Company’s option. The facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every thirty days. The interest rates were 3.2% and 7.9% at December 31, 2001 and 2000, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed amount. The line expires in August 2003, and may be extended under substantially similar terms for one additional year at the Company’s sole option. The line of credit requires monthly interest payments and all principal is due upon its expiration.

      The average debt outstanding on the revolving line of credit was $106,338,000 and $154,853,000 for the years ended December 31, 2001 and 2000, respectively. The maximum amount borrowed

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

under this facility and the weighted average interest rate for the years ended December 31, 2001 and 2000, were $213,500,000 and $257,000,000, and 5.4% and 7.6%, respectively.

      The Company has various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. As of December 31, 2001, the Company was in compliance with these covenants.

Note 5. Preferred Stock

      Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

Note 6. Shareholders’ Equity

      Sales of common stock in 2001 and 2000 were as follows:

	2001	2000
($ in thousands)
Number of common shares	13,286	14,812

Gross proceeds	$301,539	$263,460

Less costs including underwriting fees	(14,651)	(12,548)

Net proceeds	$286,888	$250,912

      In addition, the Company issued 204,855 shares of common stock with a value of $5,157,000 to acquire one portfolio investment in a stock-for-stock exchange during 2001. The Company also issued 4,123,407 shares of common stock with a value of $86,076,000 to acquire BLC Financial Services, Inc. in a stock-for-stock exchange on December 31, 2000.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive days immediately prior to the dividend payment date.

      Dividend reinvestment plan activity for 2001, 2000 and 1999 was as follows:

	2001	2000	1999
(in thousands, except per share amounts)
Shares issued	271	254	233

Average price per share	$23.32	$18.79	$19.43

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Earnings Per Common Share

	2001	2000	1999
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$200,727	$143,101	$98,570

Less preferred stock dividends	(230)	(230)	(230)

Income available to common shareholders	$200,497	$142,871	$98,340

Basic shares outstanding	91,564	73,165	59,877

Dilutive options outstanding to officers	1,439	307	167

Diluted shares outstanding	93,003	73,472	60,044

Basic earnings per common share	$2.19	$1.95	$1.64

Diluted earnings per common share	$2.16	$1.94	$1.64

Note 8.	Employee Stock Ownership Plan, 401(k) Plan and Deferred Compensation Plan

      The Company had an employee stock ownership plan (“ESOP”) through 1999. Pursuant to the ESOP, the Company was obligated to contribute 5% of each eligible participant’s total cash compensation for the year to a plan account on the participant’s behalf, which vested over a two-year period. ESOP contributions were used to purchase shares of the Company’s common stock.

      As of December 31, 1999, the ESOP held 303,210 shares of the Company’s common stock, all of which had been allocated to participants’ accounts. The plan was funded annually and the total ESOP contribution expense for the year ended December 31, 1999, was $641,000 net of forfeitures of $4,100. In 1999, the Company established a 401(k) plan (see below) and elected to terminate the ESOP Plan in 2000. During 2000, the ESOP assets were transferred into the 401(k) plan.

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees. The employees may elect voluntary wage deferrals ranging from 0% to 20% of eligible compensation for the year. In 2000, the Company began making contributions to the 401(k) plan equal to 5% of each eligible participant’s total cash compensation for the year. Total 401(k) contribution expense for the years ended December 31, 2001 and 2000, was $560,000 and $590,000, respectively.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant’s account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by a Company-appointed trustee.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Stock Option Plan

  The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. At December 31, 2001, the number of shares that may be granted under the Option Plan was 12,350,000.

      Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2001, 2000 and 1999 is as follows:

		Weighted
		Average
		Option Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 1999	5,114	$20.14

Granted	1,288	19.75

Exercised	(318)	19.07

Forfeited	(195)	20.00

Options outstanding at December 31, 1999	5,889	$20.12

Granted	4,162	17.02

Exercised	(195)	17.68

Forfeited	(950)	19.81

Options outstanding at December 31, 2000	8,906	$18.76

Granted	2,800	21.82

Exercised	(553)	19.09

Forfeited	(673)	17.66

Options outstanding at December 31, 2001	10,480	$19.63

  Notes Receivable from the Sale of Common Stock

      The Company provides loans to officers for the exercise of options. The loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2001, 2000 and 1999, the Company had outstanding loans to officers of $26,028,000, $25,083,000 and $29,461,000, respectively. Officers with outstanding loans repaid principal of $5,090,000, $6,363,000 and $195,000 for the years ended December 31, 2001, 2000 and 1999, respectively. The Company recognized interest income from these loans of $1,524,000, $1,712,000 and $1,539,000, respectively, during these same periods.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Stock Option Plan, continued

      The following table summarizes information about stock options outstanding at December 31, 2001:

		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)

$16.81	3,297	8.40	$16.81	1,081	$16.81

$17.50-$19.94	1,581	7.65	$18.33	738	$18.21

$21.38	2,365	6.02	$21.38	1,597	$21.38

$21.59	2,245	9.72	$21.59	—	—

$21.88-$24.06	992	8.52	$22.46	317	$22.20

$16.81-$24.06	10,480	8.04	$19.63	3,733	$19.50

      The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees,” and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant. Had compensation cost for the plan been determined consistent with SFAS No. 123 “Accounting for Stock Based Compensation,” which records options at fair value on the date of issuance and amortizes that amount over the vesting period of the option, the Company’s net increase in net assets resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

	2001	2000	1999
(in thousands, except per share amounts)
Net increase in net assets resulting from operations:

As reported	$200,727	$143,101	$98,570

Pro forma	$193,520	$137,716	$94,510

Basic earnings per common share:

As reported	$2.19	$1.95	$1.64

Pro forma	$2.11	$1.88	$1.58

Diluted earnings per common share:

As reported	$2.16	$1.94	$1.64

Pro forma	$2.08	$1.87	$1.57

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, with the following weighted average assumptions for grants: risk-free interest rate of 4.0%, 6.5% and 5.9% for 2001, 2000 and 1999, respectively; expected life of approximately five years for all options granted; expected volatility of 33%, 34% and 37% for 2001, 2000 and 1999, respectively; and dividend yield of 8.0%, 8.7% and 9.0% for 2001, 2000 and 1999, respectively. The weighted average fair value of options granted for the years ended December 31, 2001, 2000, and 1999, were $3.24, $3.02, and $3.39, respectively.

Note 10. Formula Award

      In 1997, the Company established a Formula Award to compensate employees from the point when their unvested options would cease to appreciate in value (the merger announcement date), up

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Formula Award, continued

until the time at which they would be able to receive option awards in ACC post-merger. The amount of the Formula Award as computed at December 30, 1997, was $18,994,000. This amount was contributed to the Company’s deferred compensation trust under the deferred compensation plan (see Note 8) and was used to purchase shares of the Company’s stock (included in common stock held in deferred compensation trust). The Formula Award vested equally in three installments on December 31, 1998, 1999 and 2000, and was expensed as a component of employee expense in each year in which it vested. For the years ended December 31, 2000 and 1999, $5,648,000 and $6,221,000, respectively, was expensed as a result of the Formula Award. Vested Formula Awards have been distributed to recipients by the Company, however, sale of the Company’s stock by the recipients is restricted.

Note 11. Dividends and Distributions

      For the years ended December 31, 2001, 2000 and 1999, the Company declared the following distributions:

	2001		2000		1999

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)

First quarter	$42,080	$0.49	$30,715	$0.45	$23,286	$0.40

Second quarter	45,755	0.50	33,150	0.45	23,746	0.40

Third quarter	47,866	0.51	34,751	0.46	24,768	0.40

Fourth quarter	50,456	0.51	37,179	0.46	26,141	0.40

Total distributions to common shareholders	$186,157	$2.01	$135,795	$1.82	$97,941	$1.60

      For income tax purposes, distributions for 2001, 2000 and 1999 were composed of the following:

	2001		2000		1999

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)

Ordinary income	$183,957	$1.99	$116,321	$1.56	$76,948	$1.26

Long-term capital gains	2,200	0.02	19,474	0.26	20,993	0.34

Total distributions to common shareholders	$186,157	$2.01	$135,795	$1.82	$97,941	$1.60

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

      The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999

(in thousands)

Financial statement net income	$200,727	$143,101	$98,570

Adjustments:

Net unrealized gains	(20,603)	(14,861)	(2,138)

Interest income from securitized commercial mortgage loans	3,327	3,149	4,640

Gains from disposition of portfolio assets	—	5,202	(4,547)

Formula award	(4,383)	1,374	2,158

Other expenses not deductible for tax	3,230	1,197	1,053

Amortization of loan discount	635	233	129

Other	5,040	(1,012)	(1,492)

Income tax benefit	(412)	—	—

Taxable income	$187,561	$138,383	$98,373

      The Company must distribute at least 90% of its RIC ordinary taxable income to qualify for pass through tax treatment and maintain its RIC status. At December 31, 2001, the Company had recorded a tax benefit of $412,000 for which it expects to realize the benefit in future years through AC Corp being in a net taxable income position.

Note 12. Cash and Cash Equivalents

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      At December 31, 2001 and 2000, cash and cash equivalents consisted of the following:

	2001	2000

(in thousands)

Cash and cash equivalents	$5,337	$11,337

Less escrows held	(4,448)	(8,888)

Total cash and cash equivalents	$889	$2,449

Note 13. Supplemental Disclosure of Cash Flow Information

      During 2001, 2000 and 1999, the Company paid $63,237,000, $54,112,000 and $21,092,000, respectively, for interest. During 2001, 2000 and 1999, the Company’s non-cash financing activities totaled $17,523,000, $92,835,000 and $10,241,000, respectively, and includes the issuance of common stock related to the acquisition of portfolio investments, stock option exercises and dividend reinvestment. The non-cash financing activities for the years ended December 31, 2001 and 2000 includes the issuance of $5,157,000 and $86,076,000 of the Company’s common stock to acquire portfolio investments.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Hedging Activities

      The Company invests in BB+, BB and BB- CMBS bonds, which are purchased at prices that are based on the 10-year Treasury rate. The Company has entered into transactions with a financial institution to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions involved the Company receiving the proceeds from the sale of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. The Company recorded the proceeds of the sale of the borrowed Treasury securities of $48,504,000 as an other asset, and the related obligation to replenish the borrowed Treasury securities of $47,263,000, which represents the fair value of the obligation, as an other liability at December 31, 2001. The difference between the sales proceeds and the related obligation of $1,241,000 was recorded as an unrealized gain in 2001.

Note 15. Financial Highlights

2001
(in thousands, except per share amounts)
Per Common Share Data

Net asset value, beginning of year	$12.11

Net operating income before net realized and unrealized gains*	1.92

Net realized and unrealized gains*	0.23

Income tax benefit*	0.01

Net increase in net assets resulting from operations	2.16

Net decrease in net assets from shareholder distributions	(2.01)

Net increase in net assets from capital share transactions	1.31

Net asset value, end of year	$13.57

Market value, end of year	$26.00

Total return	35.43%

*	Based on diluted weighted average number of shares outstanding for the period.

2001
(in thousands, except per share amounts)
Ratios and Supplemental Data

Ending net assets	$1,352,123

Common shares outstanding at end of year	99,607

Diluted weighted average shares outstanding	93,003

Employee and administrative expenses/ average net assets	3.80%

Total expenses/average net assets	9.31%

Net operating income/ average net assets	15.15%

Portfolio turnover rate	10.04%

Average debt outstanding	$847,121

Average debt per share	$9.11

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 16. Selected Quarterly Data (Unaudited)

	2001

	Qtr 1	Qtr 2	Qtr 3	Qtr 4
(in thousands, except per share amounts)
Total interest and related portfolio income	$65,071	$68,739	$72,634	$82,666

Net operating income before net realized and unrealized gains	$39,728	$42,118	$44,189	$53,016

Net increase in net assets resulting from operations	$52,028	$46,106	$59,703	$42,890

Basic earnings per common share	$0.61	$0.52	$0.64	$0.44

Diluted earnings per common share	$0.60	$0.51	$0.63	$0.43

	2000

	Qtr 1	Qtr 2	Qtr 3	Qtr 4

Total interest and related portfolio income	$43,897	$49,965	$55,992	$61,735

Net operating income before net realized and unrealized gains	$22,573	$24,700	$30,719	$34,725

Net increase in net assets resulting from operations	$29,581	$34,790	$36,449	$42,281

Basic earnings per common share	$0.45	$0.50	$0.48	$0.52

Diluted earnings per common share	$0.45	$0.50	$0.48	$0.52

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2001

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)

ASSETS

Portfolio at value:

Private finance	$1,414,411	$165,161	$15,500	$—	$1,595,072

Commercial real estate finance	649,283	3,764	81,471	—	734,518

Investments in subsidiaries	152,659	—	—	(152,659)	—

Total portfolio at value	2,216,353	168,925	96,971	(152,659)	2,329,590

Intercompany notes and receivables	57,176	3,195	8,916	(69,287)	—

Other assets	104,344	8,244	17,646	—	130,234

Cash and cash equivalents	690	173	26	—	889

Total assets	$2,378,563	$180,537	$123,559	$(221,946)	$2,460,713

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Notes payable and debentures	$781,556	$94,500	$—	$—	$876,056

Revolving credit facilities	144,750	—	—	—	144,750

Accounts payable and other liabilities	66,692	2,219	11,873	—	80,784

Intercompany notes and payables	31,058	415	37,818	(69,291)	—

Total liabilities	1,024,056	97,134	49,691	(69,291)	1,101,590

Commitments and contingencies

Preferred stock	—	7,000	—	—	7,000

Shareholders’ equity:

Common stock	10	—	1	(1)	10

Additional paid-in capital	1,352,688	49,673	77,494	(127,167)	1,352,688

Notes receivable from sale of common stock	(23,645)	—	(2,383)	—	(26,028)

Net unrealized appreciation (depreciation) on portfolio	39,982	10,027	(1,801)	(8,227)	39,981

Undistributed (distributions in excess of) earnings	(14,528)	16,703	557	(17,260)	(14,528)

Total shareholders’ equity	1,354,507	76,403	73,868	(152,655)	1,352,123

Total liabilities and shareholders’ equity	$2,378,563	$180,537	$123,559	$(221,946)	$2,460,713

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	December 31, 2001

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income

Interest and dividends	$217,392	$16,059	$7,013	$—	$240,464

Intercompany interest	588	—	—	(588)	—

Premiums from loan dispositions	2,504	—	—	—	2,504

Income from investments in wholly owned subsidiaries	11,416	—	—	(11,416)	—

Investment advisory fees and other income	25,920	389	19,833	—	46,142

Total interest and related portfolio income	257,820	16,448	26,846	(12,004)	289,110

Expenses

Interest	58,066	7,038	—	—	65,104

Intercompany interest	—	41	547	(588)	—

Employee	14,851	—	14,805	—	29,656

Administrative	8,811	146	6,342	—	15,299

Total operating expenses	81,728	7,225	21,694	(588)	110,059

Net operating income before net realized and unrealized gains	176,092	9,223	5,152	(11,416)	179,051

Net Realized and Unrealized Gains

Net realized gains (losses)	4,032	(2,762)	(609)	—	661

Net unrealized gains (losses)	20,603	2,794	(80)	(2,714)	20,603

Total net realized and unrealized gains (losses)	24,635	32	(689)	(2,714)	21,264

Net income before income taxes	200,727	9,255	4,463	(14,130)	200,315

Income tax benefit	—	—	412	—	412

Net increase in net assets resulting from operations	$200,727	$9,255	$4,875	$(14,130)	$200,727

The accompanying notes are an integral part of these consolidating financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	December 31, 2001

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Cash Flows from Operating Activities

Net increase in net assets resulting from operations	$200,727	$9,255	$4,875	$(14,130)	$200,727
Adjustments

Portfolio investments	(651,001)	(18,449)	(5,722)	—	(675,172)

Repayments of investment principal	64,786	9,675	—	—	74,461

Proceeds from investment sales	129,980	—	—	—	129,980

Change in accrued or reinvested interest and dividends	(49,138)	(2,416)	—	—	(51,554)

Net change in intercompany investments	7,352	(7,006)	(11,762)	11,416	—

Changes in other assets and liabilities	(649)	(7,734)	9,673	—	1,290

Amortization of loan discounts and fees	(12,937)	(992)	—	—	(13,929)

Depreciation and amortization	327	—	667	—	994

Realized losses	4,925	3,902	619	—	9,446

Net unrealized (gains) losses	(20,603)	(2,794)	80	2,714	(20,603)

Net cash used in operating activities	(326,231)	(16,559)	(1,570)	—	(344,360)

Cash Flows from Financing Activities

Sale of common stock	286,888	—	—	—	286,888

Collections of notes receivable from sale of common stock	5,090	—	—	—	5,090

Common dividends and distributions paid	(179,826)	—	—	—	(179,826)

Preferred stock dividends paid	—	(220)	(10)	—	(230)

Net borrowings under notes payable and debentures	150,000	16,150	—	—	166,150

Net repayments under revolving lines of credit	62,750	—	—	—	62,750

Other financing activities	1,978	—	—	—	1,978

Net cash provided by (used in) financing activities	326,880	15,930	(10)	—	342,800

Net increase (decrease) in cash and cash equivalents	$649	$(629)	$(1,580)	$—	$(1,560)

Cash and cash equivalents at beginning of year	$41	$802	$1,606	$—	$2,449

Cash and cash equivalents at end of year	$690	$173	$26	$—	$889

The accompanying notes are an integral part of these consolidating financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors

of Allied Capital Corporation and Subsidiaries:

      We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, including the consolidated statement of investments as of December 31, 2001, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights (included in Note 15) for the year ended December 31, 2001. These consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 2, the consolidated financial statements include investments valued at $2,329,590,000 as of December 31, 2001 and $1,788,001,000 as of December 31, 2000 (172 percent and 174 percent, respectively, of net assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the board of directors’ estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present balance sheet, statement of operations and cash flows of the individual companies and are not a required part of the consolidated financial statements. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Vienna, Virginia

February 20, 2002

Allied Capital Corporation

Statement of Additional Information

April 10, 2002

        This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated April 10, 2002 relating to this offering and the accompanying prospectus supplement, if any. You can obtain a copy of the prospectus by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

Table of Contents

	Page in the	Location
	Statement	of Related
	of Additional	Disclosure in
	Information	the Prospectus

General Information and History	B-2	1;14;41

Investment Objective and Policies	B-2	1;14;41

Management	B-2	53

Compensation of Executive Officers and Directors	B-2	57

Compensation of Directors	B-3	58

Stock Option Awards	B-3	58

Committees of the Board of Directors	B-5	N/A

Control Persons and Principal Holders of Securities	B-6	N/A

Investment Advisory Services	B-7	39;53

Safekeeping, Transfer and Dividend Paying Agent and Registrar	B-8	73

Brokerage Allocation and Other Practices	B-8	N/A

GENERAL INFORMATION AND HISTORY

      This SAI contains information with respect to Allied Capital Corporation (the “Company”). The Company changed its name from “Allied Capital Lending Corporation” to “Allied Capital Corporation,” effective upon the merger, which was consummated on December 31, 1997. The Company is a registered investment adviser. The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by providing long-term debt and equity investment capital to support the expansion of growing businesses in a variety of industries and in diverse geographic locations. We focus on investments in two areas: private finance and commercial real estate finance, or the investment in commercial mortgage-backed securities (“CMBS”). Our investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities, and commercial mortgage loans. At December 31, 2001, our investment portfolio totaled $2.3 billion. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to our primary investing business, we also provide advisory services to a private investment fund.

MANAGEMENT

Compensation of Executive Officers and Directors

      Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by the Company in all capacities during the year ended December 31, 2001 to all the directors and the three highest paid executive officers of the Company, collectively, the “Compensated Persons”.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors
	Compensation	Underlying	Part of	Fees Paid by
	from the	Options/	Company	the
Name and Position	Company(1, 2)	SARs(5)	Expenses(2)	Company(6)

William L. Walton, Chairman and CEO(4)	$2,441,642	254,274	—	$0

Joan M. Sweeney, Chief Operating Officer	1,621,162	151,722	—	0

John M. Scheurer, Managing Director	1,459,569	110,517	—	0

Brooks H. Browne, Director	23,000	5,000	—	23,000

John D. Firestone, Director	17,000	5,000	—	17,000

Anthony T. Garcia, Director	17,000	5,000	—	17,000

Lawrence I. Hebert, Director	26,000	5,000	—	26,000

John I. Leahy, Director	33,000	5,000	—	33,000

Robert E. Long, Director	35,000	5,000	—	35,000

Warren K. Montouri, Director	23,000	5,000	—	23,000

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors
	Compensation	Underlying	Part of	Fees Paid by
	from the	Options/	Company	the
Name and Position	Company(1, 2)	SARs(5)	Expenses(2)	Company(6)

Guy T. Steuart II, Director	$29,000	5,000	—	$29,000

T. Murray Toomey, Director	14,000	5,000	—	14,000

Laura W. van Roijen, Director	15,000	5,000	—	15,000

George C. Williams, Jr., Director and Chairman Emeritus(3, 4)	160,000	20,000	—	28,000

(1)	There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.
(2)	The following table provides detail as to aggregate compensation paid during 2001 as to the three highest paid executive officers of the Company:

		Bonus
		and	Other
	Salary	Awards	Benefits

Mr. Walton	$446,538	$1,937,500	$57,604

Ms. Sweeney	296,654	1,289,525	34,983

Mr. Scheurer	273,577	1,152,998	32,994

Included for each executive officer in “Bonus and Awards” is an annual bonus, Retention Awards, and Cut-Off Award paid, if any. Included for each executive officer in “Other Benefits” is an employer contribution to the 401(k) Plan, life insurance premiums, and a contribution to the Deferred Compensation Plan. See also “Employment Agreements”.

(3)	In addition to director’s fees, Mr. Williams received $132,000 in consulting fees.
(4)	Denotes individuals who are “interested persons” as defined by the Investment Company Act of 1940.
(5)	See “Stock Option Awards” for terms of options granted in 2001. The Company does not maintain a restricted stock plan or a long-term incentive plan.
(6)	Consists only of directors’ fees paid by the Company during 2001. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      During 2001, each director received a $10,000 annual retainer in lieu of per meeting fees; directors who serve on the Executive Committee received a $25,000 annual retainer in lieu of per meeting fees. Members of each committee other than the Executive Committee received $1,000 for each committee meeting attended during the year. In addition, the chairmen of the Audit and Compensation Committees each received a $3,000 annual retainer for their additional services in these capacities. The Chairman and CEO of the Company does not receive directors’ fees.

      Non-officer directors are eligible for stock option awards under the Company’s Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected to the Board. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2001 to Compensated Persons under the Company’s Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See “Stock Option Plan” in the Prospectus.

Options Grants During 2001

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2000(2)	Share	Date	5%	10%

William L. Walton(4)	254,274	9.08%	$21.59	9/20/11	$3,452,490	$8,749,289

Joan M. Sweeney	151,722	5.42%	21.59	9/20/11	2,060,056	5,220,587

John M. Scheurer	110,517	3.95%	21.59	9/20/11	1,500,582	3,802,768

Brooks H. Browne	5,000	0.18%	22.78	5/8/11	71,631	181,527

John D. Firestone	5,000	0.18%	22.78	5/8/11	71,631	181,527

Anthony T. Garcia	5,000	0.18%	22.78	5/8/11	71,631	181,527

Lawrence I. Hebert	5,000	0.18%	22.78	5/8/11	71,631	181,527

John I. Leahy	5,000	0.18%	22.78	5/8/11	71,631	181,527

Robert E. Long	5,000	0.18%	22.78	5/8/11	71,631	181,527

Warren K. Montouri	5,000	0.18%	22.78	5/8/11	71,631	181,527

Guy T. Steuart II	5,000	0.18%	22.78	5/8/11	71,631	181,527

T. Murray Toomey	5,000	0.18%	22.78	5/8/11	71,631	181,527

Laura W. van Roijen	5,000	0.18%	22.78	5/8/11	71,631	181,527

(1)	Options granted to officers in 2001 generally vest in three equal installments beginning on the first anniversary date of the grant, with full vesting occurring on the third anniversary of the grant date or change of control of the Company. Options granted to non-officer directors vest immediately.

(2)	In 2001, the Company granted options to purchase a total of 2,800,323 shares.

(3)	Potential realizable value is calculated on 2001 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

(4)	Denotes individual who is an “interested person” as defined by the Investment Company Act of 1940.

     The following table sets forth the details of option exercises by Compensated Persons during 2001 and the values of those unexercised options at December 31, 2001.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options
	Shares		Options as of 12/31/01		as of 12/31/01(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

William L. Walton(3)	0	$0	792,109	1,052,574	$5,176,606	$7,374,067

Joan M. Sweeney	0	0	384,175	502,333	2,484,071	3,349,806

John M. Scheurer	9,368	50,447	309,125	344,963	1,820,297	2,113,379

Brooks H. Browne	0	0	20,000	—	97,970	—

John D. Firestone	0	0	20,000	—	97,970	—

Anthony D. Garcia	0	0	20,000	—	97,970	—

Lawrence I. Hebert	0	0	20,000	—	97,970	—

John I. Leahy	0	0	20,000	—	97,970	—

Robert E. Long	0	0	20,000	—	97,970	—

Warren K. Montouri	5,000	30,400	15,000	—	55,470	—

Guy T. Steuart II	0	0	20,000	—	97,970	—

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options
	Shares		Options as of 12/31/01		as of 12/31/01(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

T. Murray Toomey	5,000	34,950	15,000	—	55,470	—

Laura W. van Roijen	0	0	20,000	—	97,970	—

George C. Williams, Jr.(3)	0	0	148,063	23,332	708,129	115,272

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2)	Value of unexercised options is calculated as the closing market price on December 31, 2001 ($26.00), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2001.
(3)	Denotes individuals who are “interested persons” as defined by the Investment Company Act of 1940.

Committees of the Board of Directors

      The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the Securities and Exchange Commission (the “Commission”) or the Company’s charter or bylaws. The Executive Committee also reviews and approves all investments of $10 million or more. The Executive Committee met 23 times during 2001. The Executive Committee currently consists of Messrs. Walton, Hebert, Leahy, Long, Steuart, and Williams.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is incorporated by reference to this registration statement. The charter sets forth the responsibilities of the Audit Committee. Generally, the Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company’s financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the Company’s annual financial statements and receives the Company’s audit reports and financial statements. The Audit Committee met five times during 2001. The Audit Committee currently consists of Messrs. Browne and Leahy and Ms. van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

      The Compensation Committee determines the compensation for the Company’s executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company’s officers and employees. In addition, the Compensation Committee approves stock option grants for the Company’s officers under the Company’s Stock Option Plan. The Compensation Committee met four times during 2001. The Compensation Committee currently consists of Messrs. Long, Browne, Firestone, and Garcia.

      The Nominating Committee recommends candidates for election as directors to the Board of Directors. The Nominating Committee met once during 2001. The Nominating Committee currently consists of Messrs. Walton, Browne, Toomey and Williams.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of March 18, 2002, there were no persons that owned 25% or more of the Company’s outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

      The following table sets forth, as of March 18, 2002, each current director, the Chief Executive Officer, the Company’s executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. The Company is not aware of any shareholder that beneficially owns more than 5% of the Company’s outstanding shares of common stock.

				Dollar Range of
				Equity Securities
	Number of			Beneficially
Name of	Shares Owned		Percentage	Owned by
Beneficial Owner	Beneficially(10)		of Class(1)	Directors(11)

Directors:

William L. Walton(9)	1,566,489	(2,4,8)	1.54%	over $	100,000

Brooks H. Browne	63,608	(3)	*	over $	100,000

John D. Firestone	49,713	(3,8)	*	over $	100,000

Anthony T. Garcia	78,112	(3)	*	over $	100,000

Lawrence I. Hebert	36,800	(3)	*	over $	100,000

John I. Leahy	36,818	(3)	*	over $	100,000

Robert E. Long	30,796	(3)	*	over $	100,000

Warren K. Montouri	246,182	(3)	*	over $	100,000

Guy T. Steuart II	338,180	(3,5)	*	over $	100,000

T. Murray Toomey, Esq.	52,666	(3,6)	*	over $	100,000

Laura W. van Roijen	53,596	(3,8)	*	over $	100,000

George C. Williams, Jr.(9)	433,115	(2)	*	over $	100,000

Executive Officers:

Scott S. Binder	323,928	(2,8)	*

Philip A. McNeill	463,507	(2)	*

Penni F. Roll	158,329	(2)	*

John M. Scheurer	666,418	(2)	*

John D. Shulman	102,000	(2)	*

Scott A. Somer	3,839	(2)	*

Suzanne V. Sparrow	132,299	(2)	*

Joan M. Sweeney	721,084	(2)	*

Paul R. Tanen	68,000	(2)	*

Thomas H. Westbrook	354,492	(2,8)	*

G. Cabell Williams III	934,202	(2,4)	*

All directors and executive officers as a group (23 in number)	6,589,581	(7)	6.35%

  *  Less than 1%

(1)	Based on a total of 100,516,061 shares of the Company’s common stock issued and outstanding on March 18, 2002 and shares of the Company’s common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director.

(2)	Share ownership for the following directors and executive officers includes:

		Options
		Exercisable
		Within 60 Days	Allocated to
	Owned	of March 18,	401(k) Plan
	Directly	2002	Account

William L. Walton	430,931	885,191	1,542

Scott S. Binder	68,815	253,690	1,423

Philip A. McNeill	191,706	261,033	10,768

Penni F. Roll	75,178	78,578	4,576

John M. Scheurer	277,936	361,979	26,503

John D. Shulman	0	102,000	0

Scott A. Somer	0	3,551	288

Suzanne V. Sparrow	78,100	35,154	19,045

Joan M. Sweeney	292,644	416,818	11,622

Paul R. Tanen	5,161	62,839	0

Thomas H. Westbrook	190,041	164,451	0

George C. Williams, Jr.	285,052	148,063	0

G. Cabell Williams III	438,284	245,551	82,258

(3)	Beneficial ownership includes exercisable options to purchase 20,000 shares, except Messrs. Montouri and Toomey who each have 15,000 shares.

(4)	Includes 250,367 shares held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.

(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart II serves as an executive officer.

(6)	Shares are held by a trust for the benefit of Mr. Toomey and his wife.

(7)	Includes a total of 3,208,895 shares underlying stock options exercisable within 60 days of March 18, 2002, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 250,367 shares held by the 401(k) Plan.

(8)	Includes certain shares held in IRA or Keogh accounts: Walton — 10,618 shares; Firestone — 2,252 shares; van Roijen — 4,147 shares; Binder — 273 shares; Westbrook — 15,865 shares.

(9)	Denotes individuals who are “interested persons” as defined in the Investment Company Act of 1940, as amended.

(10)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(11)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

INVESTMENT ADVISORY SERVICES

      The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and through a wholly owned subsidiary provides advisory services to one other entity. The Company’s officers provide investment and portfolio management services for the Company, as well as the investments of the other managed entities. See “Management” in the prospectus for additional information about the Company’s executive officers. Our investment decisions in each business area are made by investment committees, composed of the Company’s most senior investment professionals. In addition, in certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, the Executive

Committee of the Board of Directors must also approve the transaction. See “Management” in the prospectus.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

      The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. (“Riggs”) at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 acts as the Company’s transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.